                                                                    EXHIBIT 4.1


                             ELEVENTH AMENDMENT TO

                           AVERY DENNISON CORPORATION

                             EMPLOYEE SAVINGS PLAN

                             ELEVENTH AMENDMENT TO

                           AVERY DENNISON CORPORATION

                             EMPLOYEE SAVINGS PLAN

                               TABLE OF CONTENTS
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Preamble...........................................................   1

ARTICLE I - DEFINITIONS............................................   3
     Section 1.1 - General.........................................   3
     Section 1.2 - Accounts........................................   3
     Section 1.3 - Active Participant..............................   3
     Section 1.4 - Administrator...................................   3
     Section 1.5 - After-Tax Savings ("ATS") Account...............   3
     Section 1.6 - Annual Addition.................................   4
     Section 1.7 - Bargaining Unit.................................   5
     Section 1.8 - Basic ATS Account...............................   5
     Section 1.9 - Basic PTS Account...............................   5
     Section 1.10 - Beneficiary....................................   5
     Section 1.11 - Board..........................................   6
     Section 1.12 - Break in Service Year..........................   6
     Section 1.13 - Cash Account...................................   6
     Section 1.14 - Code...........................................   6
     Section 1.15 - Company; Company Affiliate.....................   7
     Section 1.16 - Company Contributions Account..................   7
     Section 1.17 - Company Stock..................................   7
     Section 1.18 - Company Stock Fund.............................   7
     Section 1.19 - Compensation...................................   7
     Section 1.20 - Contribution Percentage........................   8
     Section 1.21 - Current Obligations............................   9
     Section 1.22 - Deferral Percentage............................   9
     Section 1.23 - Deferred Compensation..........................   10
     Section 1.24 - Direct Rollover................................   10
     Section 1.25 - Distributee....................................   10
     Section 1.26 - Disability Retirement..........................   10
     Section 1.27 - Disability Retirement Date.....................   10
     Section 1.28 - Eligible Retirement Plan.......................   10
     Section 1.29 - Eligible Rollover Distribution.................   11
     Section 1.30 - Employee.......................................   11
     Section 1.31 - ERISA..........................................   11
     Section 1.32 - ESOP Account...................................   12
     Section 1.33 - ESOP Effective Date............................   12
     Section 1.34 - Freely Tradeable Stock.........................   12
     Section 1.35 - Hardship.......................................   12
     Section 1.36 - Highly Compensated Employee....................   14
     Section 1.37 - Hour of Service................................   16
     Section 1.38 - Included Affiliate Employee....................   17
     Section 1.39 - Investment Fund................................   17
     Section 1.40 - Leveling Method................................   17
     Section 1.41 - Leveraged Company Stock........................   17

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     Section 1.42 - Merged Participant.............................   17
     Section 1.43 - Military Leave.................................   18
     Section 1.44 - Normal Retirement..............................   18
     Section 1.45 - Normal Retirement Date.........................   18
     Section 1.46 - Option Stock...................................   18
     Section 1.47 - Participant....................................   18
     Section 1.48 - Payday.........................................   18
     Section 1.49 - Plan...........................................   19
     Section 1.50 - Plan Representative............................   19
     Section 1.51 - Plan Year......................................   19
     Section 1.52 - Pretax Savings ("PTS") Account.................   19
     Section 1.53 - Prior Account..................................   19
     Section 1.54 - Qualified Account..............................   19
     Section 1.55 - Qualified Company Contributions Account........   19
     Section 1.56 - Qualified Company Matching Account.............   20
     Section 1.57 - Qualified Company Non-Matching Account.........   20
     Section 1.58 - Qualified ESOP Account.........................   20
     Section 1.59 - Qualified ESOP Matching Account................   20
     Section 1.60 - Qualified ESOP Non-Matching Account............   20
     Section 1.61 - Qualified Holder...............................   20
     Section 1.62 - Rollover Account...............................   20
     Section 1.63 - Rules of the Plan..............................   20
     Section 1.64 - Separation from the Service....................   21
     Section 1.65 - Service........................................   21
     Section 1.66 - Spousal Consent................................   21
     Section 1.67 - Spouse; Surviving Spouse.......................   22
     Section 1.68 - Statutory Compensation.........................   22
     Section 1.69 - Stock Accounts.................................   23
     Section 1.70 - Subfund........................................   23
     Section 1.71 - Suspense Account...............................   23
     Section 1.72 - Trust..........................................   23
     Section 1.73 - Trust Agreement................................   23
     Section 1.74 - Trust Fund.....................................   23
     Section 1.75 - Trustee........................................   23
     Section 1.76 - Unmatched ATS Account..........................   23
     Section 1.77 - Unmatched PTS Account..........................   24
     Section 1.78 - Valuation Date.................................   24
     Section 1.79 - Vested.........................................   24
     Section 1.80 - Years of Vesting Service.......................   24

ARTICLE II - ELIGIBILITY...........................................   24
     Section 2.1 - Requirements for Participation..................   24
     Section 2.2 - Notice of Participation.........................   25
     Section 2.3 - Enrollment Form.................................   25
     Section 2.4 - Inactive Status.................................   25

ARTICLE III - PRETAX SAVINGS CONTRIBUTIONS.........................   26
     Section 3.1 - PTS Contributions...............................   26
     Section 3.2 - Suspension of Deferral..........................   26
     Section 3.3 - Commencement, Resumption or
                   Change of Deferred Compensation.................   26
     Section 3.4 - Deposit in Trust................................   27

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     Section 3.5 - Deferral Percentage Fail-Safe Provisions........   27

ARTICLE IV - AFTER-TAX SAVINGS CONTRIBUTIONS.......................   30
     Section 4.1 - ATS Contributions...............................   30
     Section 4.2 - Change, Commencement, Discontinuance
                   or Resumption of ATS Contributions..............   31
     Section 4.3 - Withholding of ATS Contributions................   31
     Section 4.4 - ATS Account.....................................   31
     Section 4.5 - Deposit in Trust................................   31

ARTICLE V - CONTRIBUTIONS OF THE COMPANY...........................   31
     Section 5.1 - Determination of Annual Contribution............   31
     Section 5.2 - Maximum Annual Contribution.....................   32
     Section 5.3 - Contribution Date...............................   32
     Section 5.4 - Form of Contributions...........................   33

ARTICLE VI - PARTICIPATION IN COMPANY CONTRIBUTIONS AND
             FORFEITURES...........................................   33
     Section 6.1 - PTS Account.....................................   33
     Section 6.2 - Company Contributions Account; ESOP
                   Account; Qualified Account......................   33
     Section 6.3 - Allocation of Company Contributions and
                   ESOP Stock......................................   34
     Section 6.4 - Allocation of Cash Dividends....................   34
     Section 6.5 - Allocation of Stock Dividends...................   35
     Section 6.6 - Allocation of Stock Rights,
                   Warrants and Options............................   35
     Section 6.7 - Suspense Account................................   36
     Section 6.8 - Release and Allocation of
                   Leveraged Company Stock Account.................   36
     Section 6.9 - Application of Forfeitures......................   37
     Section 6.10 - Diversification................................   37
     Section 6.11 - Contribution Percentage Fail-Safe
                    Provisions.....................................   39

ARTICLE VII - INVESTMENT OF ACCOUNTS...............................   40
     Section 7.1 - Subfunds........................................   40
     Section 7.2 - Investment of New Contributions.................   41
     Section 7.3 - Investment Transfers............................   41
     Section 7.4 - Transfer of Assets..............................   41
     Section 7.5 - Effect of Non-Election..........................   41

ARTICLE VIII - VALUATION OF THE TRUST FUND AND ACCOUNTS............   41
     Section 8.1 - Determination of Values.........................   41
     Section 8.2 - Allocation of Values............................   43
     Section 8.3 - Applicability of Account Values.................   43

ARTICLE IX - VESTING AND WITHDRAWALS...............................   43
     Section 9.1 - Vesting of Accounts.............................   43
     Section 9.2 - Unrestricted Withdrawals........................   44
     Section 9.3 - Restricted Withdrawals..........................   44
     Section 9.4 - Conditions for Hardship Withdrawal..............   44

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     Section 9.5 - Withdrawal by Reason of Contribution
                   Limitations....................................    46
     Section 9.6 - Withdrawals Upon Attainment of Age
                   Fifty Nine and One Half.........................   47
     Section 9.7 - Qualified Account and Stock Accounts............   47
     Section 9.8 - Withdrawals from Subfunds.......................   47

ARTICLE X - EMPLOYMENT AFTER NORMAL RETIREMENT DATE................   47
     Section 10.1 - Continuation of Employment.....................   47
     Section 10.2 - Continuation of Participation..................   47
     Section 10.3 - Mandatory In-Service Distributions.............   47

ARTICLE XI - BENEFITS UPON RETIREMENT..............................   48
     Section 11.1 - Normal or Disability Retirement................   48
     Section 11.2 - Rights Upon Normal or Disability
                    Retirement.....................................   48
     Section 11.3 - Distribution of Accounts.......................   48

ARTICLE XII - BENEFITS UPON DEATH..................................   50
     Section 12.1 - Designation of Beneficiary.....................   50
     Section 12.2 - Distribution on Death..........................   50
     Section 12.3 - Election of Other Payment Methods..............   51

ARTICLE XIII - BENEFITS UPON RESIGNATION OR DISCHARGE..............   52
     Section 13.1 - Distributions on Resignation or
                    Discharge......................................   52
     Section 13.2 - Forfeitures....................................   53
     Section 13.3 - Restoration of Forfeitures.....................   53

ARTICLE XIV - TOP HEAVY PROVISIONS.................................   54
     Section 14.1 - Top Heavy Determination........................   54
     Section 14.2 - Minimum Benefits...............................   57
     Section 14.3 - Vesting........................................   57
     Section 14.4 - Limitation on Benefits.........................   58

ARTICLE XV - ADMINISTRATIVE PROVISIONS.............................   58
     Section 15.1 - Duties and Powers of the Administrator.........   58
     Section 15.2 - Expenses of Administration.....................   59
     Section 15.3 - Payments.......................................   60
     Section 15.4 - Statement to Participants......................   60
     Section 15.5 - Inspection of Records..........................   60
     Section 15.6 - Claims Procedure...............................   60
     Section 15.7 - Conflicting Claims.............................   62
     Section 15.8 - Effect of Delay or Failure to Ascertain
                    Amount Distributable or to Locate Distributee..   62
     Section 15.9 - Service of Process.............................   63
     Section 15.10- Limitations Upon Powers of the
                    Administrator..................................   63
     Section 15.11- Effect of Administrator Action.................   63
     Section 15.12- Contributions to Rollover Accounts.............   63
     Section 15.13- Transfers to Rollover Accounts.................   64

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     Section 15.14 - Loans to Participants or Former
                     Participants..................................   65
     Section 15.15 - Distributions Pursuant to Qualified
                     Domestic Relations Orders.....................   67
     Section 15.16 - Correction of Administrative
                     Error; Special Contribution...................   67
     Section 15.17 - Direct Rollovers..............................   67

ARTICLE XVI - TERMINATION, DISCONTINUANCE, AMENDMENT,
              MERGER, ADOPTION OF PLAN.............................   68
     Section 16.1 - Termination of Plan; Discontinuance
                     of Contributions..............................   68
     Section 16.2 - Amendment of Plan..............................   69
     Section 16.3 - Retroactive Effect of Plan Amendment...........   69
     Section 16.4 - Consolidation or Merger; Adoption
                     of Plan by Other Companies....................   70

ARTICLE XVII - SALE OF COMPANY STOCK...............................   70
     Section 17.1 - Option to Sell Shares of Company Stock.........   70

ARTICLE XVIII - MISCELLANEOUS PROVISIONS...........................   73
     Section 18.1 - Identification of Fiduciaries..................   73
     Section 18.2 - Allocation of Fiduciary
                     Responsibilities..............................   73
     Section 18.3 - Limitation on Rights of Employees..............   74
     Section 18.4 - Limitation on Annual Additions;
                    Treatment of Otherwise Excessive
                    Allocations....................................   74
     Section 18.5 - Voting Rights..................................   76
     Section 18.6 - Delays in Payment..............................   77
     Section 18.7 - Restriction on Leveraged Company Stock.........   77
     Section 18.8 - Governing Law..................................   77
     Section 18.9 - Genders and Plurals............................   78
     Section 18.10- Titles.........................................   78
     Section 18.11- References.....................................   78

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SUPPLEMENT A
SUPPLEMENT B
SUPPLEMENT C
SUPPLEMENT D
SUPPLEMENT E

EXHIBIT 1
EXHIBIT 2

                             ELEVENTH AMENDMENT TO

                           AVERY DENNISON CORPORATION

                             EMPLOYEE SAVINGS PLAN


          Avery International Corporation, a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors adopted on November 18, 1982, adopted the most recent previous restatement of Avery International Employee Savings Plan (the "Plan") for the exclusive benefit of its eligible Employees, effective as of January 1, 1982. The Plan was amended in October, 1985, August 12, 1986, June 25, 1987, January 6, 1988, November 28, 1989, May 31, 1990, October 26, 1990.

          On October 16, 1990, pursuant to a corporate acquisition, Avery International Corporation changed its name to Avery Dennison Corporation. The Plan was amended on December 20, 1990 to change the name of the Plan to reflect this name change and subsequently on May 6, 1991, and February 16, 1993.

          The Plan was originally adopted on November 30, 1953 under the name "Stock Bonus and Retirement Plan for the Employees of Avery Adhesive Label Corp." and amended fourteen times through January 25, 1974. Effective December 1, 1976, the Company restated the Plan and renamed it "Avery International Employee Savings Plan". The Plan was amended on September 28, 1978 and June 28, 1979 prior to its most recent previous restatement (pursuant to which numbering of amendments began again with the "first" amendment).

          In order to (1) provide for the transfer to this Plan of accounts of certain participants in the Avery Dennison Office Products Company Pre-Tax Investment Plus Plan and the Dennison Manufacturing Company Pre-Tax Investment Plus Plan; (2) provide for the merger into this Plan of the Dennison Employee Stock Ownership Plan; and (3) comply with amendments to the Internal Revenue Code through the Unemployment Compensation Amendments of 1992 and subsequent regulations, this amendment to the Plan has been adopted by a resolution of the Board of Directors of the Company on April __, 1993 effective as provided in
Exhibit 1 hereto. This amendment to the Plan constitutes a complete amendment, restatement and continuation of the Plan.

          The purposes of the Plan are:

               (1) To permit Participants to share in the Company's success.

               (2) To stimulate and maintain among Participants a sense of responsibility, cooperative effort and a sincere interest in the progress and success of the Company.

               (3) To increase the efficiency of Participants and to encourage them to remain with the Company until retirement from active service.

               (4) To provide security for Participants by establishing a plan under which each Participant's share of Company contributions, his personal contributions, his deferrals and the earnings thereon will be invested and accumulated to create a fund to benefit him in the event of his disability or other termination of employment.

          The Plan consists of two plans, a profit-sharing plan and a leveraged ESOP, under a single document. The document consists of Articles I-XVIII and Supplements containing special provisions to effectuate the merger of plan assets and liabilities with, or the transfer of accounts to, this Plan. The provisions of a Supplement apply only to individuals with respect to whom assets and liabilities were transferred to this Plan as described in such Supplement.

          The profit-sharing portion of the Plan is intended to comply with the provisions of Sections 401, 401(k), 402(a) and other applicable provisions of the Code, similar provisions of the California Revenue and Taxation Code, ERISA and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended. Its assets consist of all Accounts and allocations thereto with respect to all periods prior to the ESOP Effective Date, and other assets as described in Supplements.

          The leveraged ESOP portion of the Plan is a stock bonus plan which is intended to form an employee stock ownership plan within the meaning of Section 407(d)(6)(A) of ERISA and Section 4975(d)(3) of the Code. This portion of the Plan is designed to invest in qualifying employer securities within the meaning of ERISA Section 407(d)(5) and Code Section 4975(e)(8) and is intended to comply with the provisions of Sections 401, 402(a), 404(a)(3), 404(a)(9) and 404(k) and other applicable provisions of the Code, similar provisions of the California Revenue and Taxation Code or other applicable state law and ERISA and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended. Its assets consist of all Accounts (but for Accounts described in Supplements only to the extent there stated) and allocations thereto with respect to all periods beginning on or after the ESOP Effective Date.

          For purposes of Code Section 401(a)(28)(B) an Employee's "Years of Participation" shall not commence before the ESOP Effective Date and any Company Stock held by the profit-sharing portion of the Plan shall not be considered to be held by a trust which is part of an employee stock ownership plan.

          It is also intended that disability payments received by Participants pursuant to the Plan shall qualify for exclusion from income under Section 105 of the Internal Revenue Code.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

Section 1.1 - General
- -----------   -------

          Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.2 - Accounts
- -----------   --------

          "Account" or "Accounts" of a Participant, former Participant or Merged Participant shall mean, as the context indicates, any one or more of his Company Contributions Account, his Pretax Savings ("PTS") Account, his After-tax Savings ("ATS") Account, his Prior Account, his Qualified Account, his Rollover Account, and his ESOP Account, if any, in the Trust Fund established in accordance with Sections 6.2(a), 6.1, 4.4, 1.53, 6.2(c), 15.12, and 6.2(b), respectively.

Section 1.3 - Active Participant
- -----------   ------------------

          "Active Participant" shall mean a Participant who is an Employee and is not in a Bargaining Unit.

Section 1.4 - Administrator
- -----------   -------------

          "Administrator" shall mean the Avery Dennison Corporation, acting through its chief executive officer or his delegate.

Section 1.5 - After-Tax Savings ("ATS") Account
- -----------   ---------------------------------

          "After-Tax Savings Account" ("ATS Account") of a Participant, consisting of his Basic ATS Account and his Unmatched ATS Account, shall mean his individual Account in the Trust Fund established in accordance with Section 4.4, each consisting of two sub-accounts, the "Pre-1987 Basic ATS Sub-Account" and the "Pre-1987 Unmatched ATS Sub-Account" (which consist of allocations to his Basic ATS Account and his Unmatched ATS Account, respectively, made prior to January 1, 1987 including transfers thereto attributable to personal after-tax contributions made prior to January 1, 1987 together with earnings thereon) and the "Post-1986 Basic ATS Sub-Account" and "Post-1986 Unmatched ATS Sub-Account" (which consist of allocations to his Basic ATS Account and Unmatched ATS Account, respectively, made after December 31, 1986 including transfers thereto attributable to after-tax personal contributions made after December 31, 1986 together with earnings thereon).

Section 1.6 - Annual Addition
- -----------   ---------------

          "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of

               (a) Company contributions and forfeitures allocated to his ESOP Account, Company Contributions Account and Qualified Account for that Plan Year,

               (b) Company contributions and forfeitures allocated to his PTS Account for that Plan Year (excluding any excess amounts determined under Code Section 402(g) which are distributed to him pursuant to Section 18.4(b) not later than the April 15 following the calendar year in which such excess amounts were deferred),

               (c) Company contributions and forfeitures allocated to his accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year,

               (d) His contributions to his ATS Account under the Plan (excluding any excess amounts distributed to him pursuant to Section 18.4(b)) and his personal contribution under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year, and

               (e) Except for purposes of Section 18.4(a)(i), the sum of

                    (i) Company contributions allocated after March 31, 1984 to an individual medical account as defined in Code Section 415(l)(1), if any, which is maintained under a qualified pension or annuity plan, and

                    (ii) Company contributions paid or accrued for Plan Years ending after December 31, 1985, if any, and allocated to the separate account of a Key Employee (as defined in Section 14.1(b)(iv)) for the purpose of providing post-retirement medical benefits, whether or not such allocations or contributions have been recharacterized or distributed pursuant to Sections 3.5, 6.11, 9.3 or 9.5.

          Provided however, that for any Plan Year for which no more than one third of the Company contributions which are deductible under Code Section 404(a)(9) are allocated to Highly Compensated Employees, the Annual Addition of a Participant shall not include

               (a) his share of Company contributions for such Plan Year which are deductible under Code Section 404(a)(9)(B), or

               (b) his share of forfeitures of Company Stock acquired with the proceeds of a loan or installment obligation described in Code Section 404(a)(9)(A).

Section 1.7 - Bargaining Unit
- -----------   ---------------

               "Bargaining Unit" shall mean a bargaining unit covered by a collective bargaining agreement with the Company

               (a) if retirement benefits were the subject of good faith bargaining with respect to such agreement, and

               (b) if such agreement does not provide for the coverage under the Plan of Employees in such unit.

          For all purposes hereunder (except testing under Code Section 410(b)), "Bargaining Unit" shall also include a unit of employees represented by a labor union for purposes of collective bargaining unless covered by a collective bargaining agreement providing for coverage under the plan of Employees in such unit. Exhibits 2A and 2B hereto contain lists of Bargaining Units satisfying the first and second sentences of this Section, respectively.

Section 1.8 - Basic ATS Account
- -----------   -----------------

          "Basic ATS Account" of a Participant shall mean the portion of his ATS Account so designated, as described in Section 4.4.

Section 1.9 - Basic PTS Account
- -----------   -----------------

          "Basic PTS Account" of a Participant shall mean his individual Account established in connection with Section 6.1.

Section 1.10 - Beneficiary
- ------------   -----------

          "Beneficiary" shall mean a person or trust properly designated by a Participant or former Participant to receive benefits, or such Participant's Spouse or heirs at law, as provided in Article XII.

Section 1.11 - Board
- ------------   -----

          "Board" shall mean the board of directors of Avery Dennison
Corporation.

Section 1.12 - Break in Service Year
- ------------   ---------------------

          "Break in Service Year" of an Employee or former Employee shall mean the three hundred and sixty-five day period

               (a)  which begins on the later of

                    (i) the date of his last Separation from the Service, or

                    (ii) if the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the Employee's absence from work is for any of the following reasons or purposes, the second anniversary of the first day of his absence from work a  by reason of pregnancy of the Employee,
                           -

                           b  by reason of the birth of a child of the Employee,
                           -

                           c  by reason of the placement of a child with the
                           -
               Employee in connection with the adoption of such child by the Employee, or

                           d  for purposes of caring for such child for a period
                           -
               beginning immediately following such birth or placement, and

               (b) during no part of which he was an Employee or employed by a Company Affiliate.

Section 1.13 - Cash Account
- ------------   ------------

          "Cash Account" of a Participant shall mean that portion of his Stock Accounts which has not yet been used to purchase Company Stock.

     Section 1.14 - Code
     ------------   ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Section 1.15 - Company; Company Affiliate
     ------------   --------------------------

               (a) "Company" shall mean Avery Dennison Corporation, Dennison Manufacturing Company, Avery Dennison Office Products Company, any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 16.4(c), and any successor company which continues the Plan under Section 16.4(a).

               (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c),
     (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).

     Section 1.16 - Company Contributions Account
     ------------   -----------------------------

               "Company Contributions Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 6.2(a).

     Section 1.17 - Company Stock
     ------------   -------------

               "Company Stock" shall mean common stock of Avery Dennison Corporation.

     Section 1.18 - Company Stock Fund
     ------------   ------------------

               "Company Stock Fund" shall mean the Subfund invested exclusively in Company Stock.

     Section 1.19 - Compensation
     ------------   ------------

               (a) "Compensation" of a Participant for any Plan Year shall mean his Statutory Compensation for such Plan Year

                   (i) and including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3) (401(k) plans), 402(h) or 403(b),

                   (ii) and excluding all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, any awards pursuant to the Key Executive Long-Term Incentive Plan, and welfare benefits (including severance benefits) (even if includable in gross income), but in no event greater than $200,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17) and, if the Plan Year is less than twelve months, such limit shall be reduced to an amount equal to such limit multiplied by a fraction, the numerator representing the number of months in the Plan Year and the denomination of which is twelve).

          (b) With respect to applicable family members of Participants described in Section 1.36(b)(ii), the provisions of Code Section 414(q)(6), as modified by Code Section 401(a)(17) shall apply.

          (c) The Administrator may elect for any Plan Year and solely for the purposes of Sections 1.20 and 1.22 to exclude from Compensation of Participants that part thereof deferred under Article III and under cafeteria plans.

Section 1.20 - Contribution Percentage
- ------------   -----------------------

          (a) "Contribution Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average of the decimal numbers obtained, as to each such Participant, by dividing

               (i) his allocations described in subsection (b), by

               (ii) his Compensation for that portion of the Plan Year during which he was eligible to contribute to his ATS Account or to receive allocations to his Company Contributions Account.

          (b) The allocations described in this subsection are

               (i) allocations to his ATS Account, excluding any excess amounts distributed to him pursuant to Section 18.4(b),

               (ii) allocations to his ESOP Account under Section 6.3(b),

               (iii) allocations to his PTS Account, to the extent that the Administrator elects to take such allocations into account under Section 6.11(b)(ii),

               (iv) allocations to his Qualified Company Non-Matching Account and his Qualified ESOP Non-Matching Account to the extent the Administrator elects to take such allocations into account under Section 6.11(b)(iv), and

               (v) allocations deemed to be personal contributions under Section 3.5(d)(v).

          (c) (i) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

              (ii) This Section shall be applied separately with respect to each "plan," within the meaning of Treas. Reg. Section 1.401(m)-1(f)(14).

          (d) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) to amounts received by him while he is eligible to contribute to his ATS Account or receive a contribution to his Company Contributions Account for that entire Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

Section 1.21 - Current Obligations
- ------------   -------------------

          "Current Obligations" shall mean obligations of the Trust arising from extensions of credit to the Trust, in connection with the purchase by the Trust of Leveraged Company Stock, and either

               (a) payable in cash within one year from the date of reference pursuant to the terms of the applicable credit agreement, or

               (b) specified by the Administrator as subject to current payment with Trust assets available therefor pursuant to the terms of this Plan.

Section 1.22 - Deferral Percentage
- ------------   -------------------

               (a) "Deferral Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average of the decimal numbers obtained, as to each such Participant, by dividing

               (i) the amount, if any, credited to his PTS Account for that Plan Year in question under this Plan and any other plans which are aggregated with this Plan under Code Section 401(k)(3)(A) (including any excess amounts described in Code Section 402(g) if he is a Highly Compensated Employee but excluding any excess amounts distributed to him pursuant to
     Section 18.4(b)) (and, to the extent elected by the Administrator under
     Section 3.5(d) amounts credited to his Qualified Account for that Plan
     Year), by

               (ii) his Compensation for that portion of the Plan Year during which he was eligible to defer Compensation to his PTS Account.

          (b) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) to amounts received by him while he is eligible to defer Compensation for that entire Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

          (c) This Section shall be applied separately with respect to each "plan," within the meaning of Treas. Reg. Section 1.401(k)-1(g)(11).

Section 1.23 - Deferred Compensation
- ------------   ---------------------

          "Deferred Compensation" of a Participant shall mean an amount contributed by the Company to the Plan for him under Section 5.1(a).

Section 1.24 - Direct Rollover
- ------------   ---------------

          "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

Section 1.25 - Distributee
- ------------   -----------

          "Distributee" shall mean a Participant or former Participant, Surviving Spouse of a Participant or former Participant, or a Spouse or former Spouse of a Participant or former Participant who is an alternative payee under a qualified domestic relations order, as defined in Code Section 414(p).

Section 1.26 - Disability Retirement
- ------------   ---------------------

          "Disability Retirement" of a Participant or Merged Participant shall mean his Separation from the Service authorized by the Administrator upon its finding, based on competent medical evidence, that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his assigned duties.

Section 1.27 - Disability Retirement Date
- ------------   --------------------------

          "Disability Retirement Date" of a Participant or Merged Participant shall mean the date (prior to his Normal Retirement Date) fixed by the Administrator for his Disability Retirement.

Section 1.28 - Eligible Retirement Plan
- ------------   ------------------------

          "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a)), or a qualified trust (described in Code Section 401(a)), that will accept a Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Distributee who is a Surviving Spouse of a Participant or former Participant, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

Section 1.29 - Eligible Rollover Distribution
- ------------   ------------------------------

          (a) Except as provided in subsection (b), "Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant's or former Participant's Accounts to a Distributee.

          (b) "Eligible Rollover Distribution" shall not mean any distribution

               (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary,

               (ii) that is paid for a specified period of ten years or more,

               (iii) to the extent such distribution is required under Code
     Section 401(a)(9), or

               (iv) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Section 1.30 - Employee
- ------------   --------

               "Employee" shall mean any person who renders services to the Company in the status of an employee as the term is defined in Code Section 3121(d), including any United States citizen employed by a foreign subsidiary of the Company to which there applies an agreement under Code
     Section 3121(l) and if no contributions to a funded plan of deferred compensation (whether or not a plan described in Code Sections 401(a), 403(a), or 405(a)) are provided by any other person with respect to the compensation paid to such citizen by the foreign subsidiary. "Employee" shall also include any Included Affiliate Employee, but shall not include leased employees treated as Employees of the Company pursuant to Code Sections 414(n) and 414(o) or employees of a Company Affiliate. See also
     Section 1.36.

     Section 1.31 - ERISA
     ------------   -----

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     Section 1.32 - ESOP Account
     ------------   ------------

               "ESOP Account" of a Participant shall mean his individual account established in accordance with Section 6.2(b).

     Section 1.33 - ESOP Effective Date
     ------------   -------------------

               The "ESOP Effective Date" shall be March 1, 1989.

     Section 1.34 - Freely Tradeable Stock
     ------------   ----------------------

               "Freely Tradeable Stock" shall mean Company Stock that, at the time of reference

               (a) is "publicly traded" as that term is defined under Treasury Regulation Section 54.4975-7(b)(1)(iv) or any successor regulation thereto, and

               (b) is not subject to a "trading limitation" as that term is defined under Treasury Regulation Section 54.4975-7(b)(10) or any successor regulation thereto.

     Section 1.35 - Hardship
     ------------   --------

               (a) "Hardship" of a Participant as determined by the Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards, uniformly interpreted and consistently applied, and without regard to the existence of other resources which are reasonably available to the Participant in question, shall mean any one or more of the following:

               (i) Unreimbursed expenses for medical care described in Code
     Section 213(d) previously incurred by him, his spouse, or his dependent (as described in Code Section 152) or necessary for him, his spouse or his dependent to obtain medical care.

               (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for him.

              (iii) Payment of tuition and related educational fees for the next twelve months of post-secondary education for him, his spouse, children, or his dependents (as so described).

               (iv) Payments necessary to prevent his eviction from his principal residence, or foreclosure on the mortgage of his principal residence.

               (v) Any other event identified by the Commissioner of Internal Revenue in revenue rulings, notices and/or other documents of general applicability for inclusion in the foregoing list.

               (vi) Costs and expenses for any of the following which constitute an immediate and heavy financial need of the Participant, if as to him, it is a rare and unusual event.

                    a  Withholding and/or payment of taxes attributable to a
                    -
          Hardship withdrawal.

                    b  Any of the following events if the event described in the
                    -
          last sentence of Section 15.14(b)(viii) has occurred:

                         1  Funeral and/or burial of his spouse, parent,
                         -
               brother, sister, child, dependent (as so described), or member of his immediate household.

                         2  The purchase or repair of a vehicle for his
                         -
               transportation to and from work at the Company when no other method of such transportation (including rental or lease of a vehicle) is reasonably available.

                         3  The payment of his taxes when necessary to avoid
                         -
               penalties or seizure of his property.

                         4  The satisfaction of a substantial judgment, award,
                         -
               fine, levy, garnishment or other liability of his.

                         5  An increase in the size of, or of living space in,
                         -
               his principal residence, when reasonably necessary for the housing of his immediate family and/or dependents (as so described).

                         6  Repair or reconstruction of his principal residence
                         -
               due to fire, flood, wind, earthquake, vandalism or other casualty.

                         7  Any other event of equal seriousness and financial
                         -
               impact.

          (b) A financial need shall not constitute a Hardship unless satisfaction thereof requires at least $1,000.00 (or the entire principal amount of the Participant's PTS Account, if less).

          (c) A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable by the Participant or voluntarily incurred by him.

Section 1.36 - Highly Compensated Employee
- ------------   ---------------------------

          (a) For any current Plan Year, a "Highly Compensated Employee," shall mean any Employee who

               (i)  in the previous Plan Year

                    a  was a five percent owner of the Company (within the
                    -
          meaning of Code Section 414(q)(3)),

                    b  had Statutory Compensation from the Company in excess of
                    -
          $75,000 (adjusted as described in Temp. Reg. (S) 1.414(q)-1T A-3(c)),

                    c  had Statutory Compensation from the Company in excess of
                    -
          $50,000 (adjusted as described in Temp. Reg. (S) 1.414(q)-1T A-3(c)) and was in the group consisting of the top twenty percent of Employees (excluding for such purpose such Employees described in Code Section 414(q)(8) and Temp. Reg. (S) 1.414(q)-1T A-9(b) as are excluded under the Rules of the Plan) when ranked by Statutory Compensation for the Plan Year in question, or

                    d  was an officer (within the meaning of Code Sections
                    -
          414(q)(1)(D) and 414(q)(5)) of the Company (not more than fifty Employees or, if lesser, the greater of three Employees or ten percent of the Employees shall be treated as officers) and

                         1  had Statutory Compensation in excess of $45,000
                         -
               (adjusted as described in Code Section 414(q)(1)(D)), or

                         2  had the greatest Statutory Compensation of any
                         -
               officer, or

               (ii)  in the current Plan Year
                    a  is described in subparagraph (i)a, or
                    -                                  -

                    b  is one of the 100 Employees with the greatest Statutory
                    -
          Compensation for such Plan Year and is described in any of subparagraphs (i) b through d (with the appropriate adjustments to the
                            -         -
          dollar amounts as described in Temp. Reg. (S) 1.414(q)-1T A-14(b)(2)),

and any former Employee, who during the Plan Year in which he Separated from the Service, or during any Plan Year ending on or after his fifty-fifth birthday, was described in paragraphs (i) or (ii).

          (b)   (i)   For purposes of Sections 1.20 and 1.22 and to the extent
     required by Code Sections 401(k) and 401(m) and regulations issued thereunder, which are incorporated herein by this reference, any Employee who is, during the previous or current Plan Year, a Spouse, or lineal ascendant or descendant (or Spouse thereof or other family member as described in Temp. Reg. (S) 1.414(q)-1T A-12) of any person described in paragraph (ii), shall not be treated as a separate Employee and any deferrals made to his PTS Account under Article III, contributions made to his ATS Account under Article IV, contributions made to his ESOP Account under Section 6.2(b) and contributions made to his Qualified Account under Sections 3.5(d) and 6.11(b) shall be treated as if paid to (or on behalf of) the person described in paragraph (ii).

               (ii) A person is described in this paragraph in a Plan Year if he is a  an Employee or former Employee who is or was a five
                    -
          percent owner of the Company (within the meaning of Code Section 414(q)(3)), or

                    b  one of the ten Employees with the greatest Statutory
                    -
          Compensation for such Plan Year. (The determination of which Employees are among the ten with the greatest Statutory Compensation shall be made prior to the application of this subsection (c)).

             (iii)  The corrections under Sections 3.5(d)(v) and (vi) and
     Section 6.11(b)(v) of the contributions of a Highly Compensated Employee described in this subsection is accomplished according to the Leveling Method and such excess amounts shall be allocated among the family members described herein in proportion to such contributions of each such family member that are combined under paragraph (i).

          (d) For purposes of this Section, "Statutory Compensation" shall include Compensation deferral amounts and other amounts required to be taken into account pursuant to Code Section 414(q)(7)(B), and "Employee" shall include leased Employees treated as Employees of the Company pursuant to Code Section 414(n) or 414(o) and shall include Employees of a Company Affiliate, but shall not include Employees on a leave of absence throughout the Plan Year, or Employees who receive Compensation for the Plan Year in an amount less than 50% of such Employee's average annual compensation for the three consecutive calendar years preceding the Plan Year during which such Employee received the greatest amount of Compensation.

Section 1.37 - Hour of Service
- ------------   ---------------

          (a) "Hour of Service" of an Employee (including a leased Employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

               (i) Each hour for which he is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

               (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

             (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate.

          (b) Hours of Service under subsections (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. (S) 2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. (S) 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

          (c) The Hours of Service of an Employee occurring prior to December 1, 1976 shall be determined by the Administrator from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

Section 1.38 - Included Affiliate Employee
- ------------   ---------------------------

          "Included Affiliate Employee" shall mean any person who is employed by a Company Affiliate and would not be an Employee but for the fact that the Vice President, Compensation and Benefits of Avery Dennison Corporation has determined that he be so treated.

Section 1.39 - Investment Fund
- ------------   ---------------

          "Investment Fund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

Section 1.40 - Leveling Method
- ------------   ---------------

          "Leveling Method" shall mean the method of determining the excess amounts under Section 3.5(a), 3.5(b) or 6.11(a) under which the actual deferral ratio or the actual contribution ratio, as applicable, of the Highly Compensated Employee with the highest actual deferral ratio (or actual contribution ratio) shall be reduced to the extent required to enable the Plan to satisfy Section 3.5(a) or 3.5(b) or Section 6.11(a) or to cause such Highly Compensated Employee's actual deferral ratio or actual contribution ratio, as applicable, to equal the ratio of the Highly Compensated Employee with the next highest actual deferral ratio or actual contribution ratio. This process shall be repeated until Section 3.5(a), 3.5(b) or Section 6.11(a) is satisfied.

Section 1.41 - Leveraged Company Stock
- ------------   -----------------------

          "Leveraged Company Stock" shall mean any Company Stock that is acquired by the Trustee with the proceeds of a loan made or guaranteed by the Company or any other party constituting a disqualified person within the meaning of Code Section 4975(e)(2), or any successor statute, as amended from time to time.

Section 1.42 - Merged Participant
- ------------   ------------------

          "Merged Participant" shall mean any person who is not a Participant but did participate in a plan which merged with, or transferred accounts to, the Plan, as described in a Supplement hereto.

Section 1.43 - Military Leave
- ------------   --------------

          Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights. For purposes of computing an Employee's Service, no more than 365 days of Service shall be credited for any Military Leave except as required by Treas. Reg. (S) 1.410(a)-7(b)(6)(iii).

Section 1.44 - Normal Retirement
- ------------   -----------------

          "Normal Retirement" of a Participant or Merged Participant shall mean his Separation from the Service upon his Normal Retirement Date, or after such date (except by death) as permitted under Article XI.

Section 1.45 - Normal Retirement Date
- ------------   ----------------------

          "Normal Retirement Date" of a Participant or Merged Participant shall mean the first day of the month coinciding with or next following his sixty-fifth birthday.

Section 1.46 - Option Stock
- ------------   ------------

          "Option Stock" shall mean Company Stock that is distributed to a Qualified Holder if, at the time of distribution, such Company Stock is not Freely Tradeable Stock.

Section 1.47 - Participant
- ------------   -----------

          "Participant" shall mean any person included in the Plan as provided in Article II, subject to Section 1.42.

Section 1.48 - Payday
- ------------   ------

          "Payday" of a Participant shall mean the regular and recurring established day for payment of Compensation to Employees in his classification or position.

Section 1.49 - Plan
- ------------   ----

          "Plan" shall mean Avery Dennison Corporation Employee Savings Plan, including, as context requires, plans merged therewith.

Section 1.50 - Plan Representative
- ------------   -------------------

          "Plan Representative" shall mean any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

Section 1.51 - Plan Year
- ------------   ---------

          "Plan Year" shall mean, for the period prior to December 1, 1989, December 1 through the last day of the following November, for the period beginning December 1, 1989 and ending May 31, 1990, such period and for the period beginning June 1, 1990, June 1 through the last day of the following May.

Section 1.52 - Pretax Savings ("PTS") Account
- ------------   ------------------------------

          "Pretax Savings Account" ("PTS Account") of a Participant, consisting of his Basic PTS Account and his Unmatched PTS Account together with such other accounts, received by this Plan in a trust-to-trust transfer, as the Administrator shall designate, shall mean his individual Account established in accordance with Section 6.1.

Section 1.53 - Prior Account
- ------------   -------------

          "Prior Account" of a Participant shall mean his account as of November 30, 1976 under the Plan as constituted on that date together with such other accounts, received by this Plan in a trust-to-trust transfer, as the Administrator shall designate, each as adjusted from time to time in accordance with Section 8.2.

Section 1.54 - Qualified Account
- ------------   -----------------

          "Qualified Account" of a Participant shall mean his individual account in the Trust Fund, if any, established in accordance with Section 6.2(c), pursuant to Sections 3.5 and 6.11.

Section 1.55 - Qualified Company Contributions Account
- ------------   ---------------------------------------

          "Qualified Company Contributions Account" of a Participant shall mean the portion of his Qualified Account established in accordance with Section 6.2(c).

Section 1.56 - Qualified Company Matching Account
- ------------   ----------------------------------

          "Qualified Company Matching Account" of a Participant shall mean the portion of his Qualified Company Contributions Account established in accordance with Section 6.2(c).

Section 1.57 - Qualified Company Non-Matching Account
- ------------   --------------------------------------

          "Qualified Company Non-Matching Account" of a Participant shall mean the portion of his Qualified Company Contributions Account established in accordance with Section 6.2(c).

Section 1.58 - Qualified ESOP Account
- ------------   ----------------------

          "Qualified ESOP Account" of a Participant shall mean the portion of his Qualified Account established in accordance with Section 6.2(c).

Section 1.59 - Qualified ESOP Matching Account
- ------------   -------------------------------

          "Qualified ESOP Matching Account" of a Participant shall mean the portion of his Qualified ESOP Account established in accordance with Section 6.2(c).

Section 1.60 - Qualified ESOP Non-Matching Account
- ------------   -----------------------------------

          "Qualified ESOP Non-Matching Account" of a Participant shall mean the portion of his Qualified ESOP Account established in accordance with Section 6.2(c).

Section 1.61 - Qualified Holder
- ------------   ----------------

          "Qualified Holder" shall mean the Participant or Beneficiary receiving a distribution of Company Stock from Stock Accounts, any other party to whom such stock is transferred by gift or by reason of death and any trustee of an individual retirement account (as defined under Code Section 408) to which all or any portion of such distributed Company Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Code Section 402.

Section 1.62 - Rollover Account
- ------------   ----------------

          "Rollover Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 15.12.

Section 1.63 - Rules of the Plan
- ------------   -----------------

          "Rules of the Plan" shall mean the rules adopted by the Administrator pursuant to Section 15.1(a)(iii) for the administration, interpretation or application of the Plan.

Section 1.64 - Separation from the Service
- ------------   ---------------------------

          (a) "Separation from the Service" of an Employee shall mean his resignation from or discharge by the Company or a Company Affiliate, or his death, Normal or Disability Retirement but not his transfer among the Company and Company Affiliates.

          (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

               (i) continuation upon a temporary layoff for lack of work, sick leave, vacation or leave of absence for a period in excess of twelve months shall be considered a discharge effective as of the expiration of the twelfth month of such period, and

              (ii) failure to return to work upon expiration of any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or before expiration of a Military Leave shall be considered a resignation effective as of the commencement of any such leave of absence, sick leave, vacation, temporary layoff or Military Leave except that if the Employee fails to return to work because he has died or attained age sixty-five, he shall be deemed to have resigned on the date of his death or attainment of age sixty-five, as applicable.

Section 1.65 - Service
- ------------   -------

     "Service" of an Employee, expressed in days, shall mean the period of elapsed time which, or the sum of such periods each of which, is measured from

          (a) his first Hour of Service, or his first Hour of Service following a Break in Service Year, as the case may be, to

          (b) (i)  the first day of his first subsequent Break in Service
Year, or

              (ii) the first day of the twelve month period immediately preceding the first day of his first subsequent Break in Service Year if the Break in Service Year occurs for the reasons described in
     Section 1.12(a)(ii).

Section 1.66 - Spousal Consent
- ------------   ---------------

     "Spousal Consent" to an election, designation or other action of a Participant or Merged Participant, shall mean the written consent thereto of the Spouse of the Participant or

     Merged Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse, and, in the case of consent to a Beneficiary designation, with such designation not being changeable without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

     Section 1.67 - Spouse; Surviving Spouse
     ------------   ------------------------

               "Spouse" or "Surviving Spouse" of a Participant, former Participant or Merged Participant shall mean the spouse to whom he was married throughout the 365-day period ending on the date of his death; provided, however, that to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

     Section 1.68 - Statutory Compensation
     ------------   ----------------------

               "Statutory Compensation" of a Participant for any Plan Year shall mean his total taxable remuneration received from the Company and all Company Affiliates in that Plan Year for services rendered as an Employee, exclusive of

                    (a) Company and Company Affiliate contributions to a deferred compensation plan (to the extent includable in the Participant's gross income solely by reason of Code Section 415) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan (other than an unfunded, non-qualified plan),

                    (b) amounts realized from the exercise of a non-qualified stock option or taxable by reason of restricted property becoming freely tradable or free of a substantial risk of forfeiture, as described in Code Section 83,

                    (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option and

                    (d) other amounts which receive special tax benefits such as Company or Company Affiliate contributions toward the purchase of an annuity contract described in Code Section 403(b) (whether or not excludable from the Participant's gross income).

 Section 1.69 - Stock Accounts
 ------------   --------------

          A "Stock Account" of a Participant shall mean his ESOP Account and, as required by context, the portion of his Accounts which is first invested in the Company Stock Fund as of a date on or after the ESOP Effective Date.

Section 1.70 - Subfund
- ------------   -------

          "Subfund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

Section 1.71 - Suspense Account
- ------------   ----------------

          "Suspense Account" shall mean the special Trust Fund Account established and maintained pursuant to the provisions of Sections 6.8 and 6.9 for the purpose of holding Leveraged Company Stock (until such Company Stock is released and allocated in accordance with the applicable provisions of this
Plan) and cash.

Section 1.72 - Trust
- ------------   -----

          "Trust" shall mean the trust established pursuant to the Trust Agreement.

Section 1.73 - Trust Agreement
- ------------   ---------------

          "Trust Agreement" shall mean that certain Avery Dennison Master Defined Contribution Plan Trust Agreement providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

Section 1.74 - Trust Fund
- ------------   ----------

          "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company, Participants and Merged Participants pursuant to the Plan, and from which any distributions under the Plan are to be made. It shall be composed of separate Subfunds as described in Section 1.70.

Section 1.75 - Trustee
- ------------   -------

          "Trustee" shall mean the Trustee under the Trust Agreement.

Section 1.76 - Unmatched ATS Account
- ------------   ---------------------

          "Unmatched ATS Account" of a Participant shall mean the portion of his ATS Account so designated, as described in Section 4.4.

Section 1.77 - Unmatched PTS Account
- ------------   ---------------------

          "Unmatched PTS Account" of a Participant shall mean his individual Account established in accordance with Section 6.1.

Section 1.78 - Valuation Date
- ------------   --------------

          "Valuation Date" shall mean the close of every business day.

Section 1.79 - Vested
- ------------   ------

          "Vested," when used with reference to a Participant's or Merged Participant's Accounts, shall mean non-forfeitable.

Section 1.80 - Years of Vesting Service
- ------------   ------------------------

          "Years of Vesting Service" of an Employee, measured in years and determined as of the point in time in question, shall mean 1/365th of his days of Service (ignoring any fraction in the result).


                                   ARTICLE II

                                  ELIGIBILITY
                                  -----------

Section 2.1 - Requirements for Participation
- -----------   ------------------------------

          (a) Present Participants shall continue to participate in the Plan.

          (b) Except as provided in subsections (c) and (d), any other person who on the first day of any calendar month

               (i)  is an Employee,

               (ii) has completed 365 days of Service, and

               (iii) is not employed in a Bargaining Unit

shall become a Participant on such day.

          (c) Any Participant whose participation terminates shall again become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit.

          (d) A former Employee who was not an Employee on the first day of the calendar month on which he first met all other eligibility requirements shall become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit.

 Section 2.2 - Notice of Participation
 -----------   -----------------------

          On or before the date on which an Employee becomes a Participant, the Administrator shall give him written notice thereof.

Section 2.3 - Enrollment Form
- -----------   ---------------

          The Administrator shall provide an enrollment form on which the Participant should set forth

               (a)  his name,

               (b) his consent that he, his successors in interest and assigns and all persons claiming under him shall, to the extent consistent with applicable law, be bound by the statements contained therein and the provisions of the Plan and Trust Agreement as they now exist and as they may be amended from time to time,

               (c) his statement as to whether he elects to defer Compensation within the limits of Section 3.1, his selection of the amount of his deferral within the limits of Section 3.1, and his authorization for the Company to pay the same to the Trust Fund in accordance with Section 5.1, and

               (d) his statement as to whether he elects to make contributions to his ATS Account in accordance with Section 4.1, his selection of the amount of his contributions within the limits of Section 4.1 and, in such case, his authorization to the Company to withhold such amounts from his Compensation and to pay the same to the Trust Fund in accordance with Sections 4.3 and 4.5.

Section 2.4 - Inactive Status
- -----------   ---------------

               (a) A Participant who is transferred directly to a Company Affiliate or to a position or classification which is within a Bargaining Unit shall thereupon cease to be an Active Participant, except where after such transfer such Participant is an Included Affiliate Employee.

               (b) All provisions of the Plan shall otherwise continue to apply to such Participant, except that he shall not make PTS contributions under
     Article III or make ATS contributions under Article IV or share in allocations under Article VI and Section 18.4 while he is not an Active Participant.

               (c) If such a Participant is retransferred to a position or classification with the Company which is not within a Bargaining Unit, he shall thereupon again be an Active

     Participant, may again make PTS contributions under Article III and make ATS contributions under Article IV and shall share in allocations under
     Article VI and Section 18.4.


                                  ARTICLE III

                          PRETAX SAVINGS CONTRIBUTIONS
                          ----------------------------

Section 3.1 - PTS Contributions
- -----------   -----------------

          (a) Each Participant may elect, in accordance with the Rules of the Plan, to defer the lesser of

               (i)  the sum of

                    A  any whole number percentage, which is not less than one
                    -
          nor more than sixteen percent (or such other percentage as is established by the Administrator), of his Compensation for each Payday in such Plan Year, and

                    B  any excess credits permitted to be contributed hereto
                    -
          under Avery Dennison Corporation's Flex Benefits Program, and

               (ii) the excess of $7,000 (adjusted for increases in the cost of living as described in Code Section 402(g)(5)) over any amounts described in Code Section 402(g)(3) and not deferred hereunder.

          (b) The first six percent of Compensation so deferred shall be held for contribution to the Participant's Basic PTS Account, and the excess, if any, for his Unmatched PTS Account.

Section 3.2 - Suspension of Deferral
- -----------   ----------------------

          A Participant may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to suspend deferral of his Compensation.

Section 3.3 - Commencement, Resumption or
- -----------
              Change of Deferred Compensation
              -------------------------------

          As permitted under the Rules of the Plan,

               (a) a Participant in the Plan who previously declined to defer a percentage of his Compensation may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to commence deferral of his Compensation under Section 3.1 within the limits thereof;

               (b) after he has suspended deferral of his Compensation under
     Section 3.2, a Participant may, upon notice to the Administrator, elect to resume deferral of his Compensation under Section 3.1 within the limits thereof; and

               (c) a Participant may, upon prior written notice to the Administrator, elect to change his rate of deferral of his Compensation within the limits of Section 3.1.

Section 3.4 - Deposit in Trust
- -----------   ----------------

          A Participant's deferrals shall be transmitted to the Trustee in accordance with subsections 5.1(a) and 5.3(a) and shall be invested by the Trustee in accordance with Article VII.

Section 3.5 - Deferral Percentage Fail-Safe Provisions
- -----------   ----------------------------------------

          (a) For each Plan Year, the Deferral Percentage with respect to Participants who are Highly Compensated Employees, shall be

                (i)   not more than 125 percent of, or

               (ii) not more than two percentage points higher than, and not more than twice,

the Deferral Percentage for such Plan Year with respect to Participants who are not Highly Compensated Employees or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). To the extent necessary to achieve such result (and notwithstanding Sections 5.1(a) and 6.3(b) as of the end of each Plan Year, the Administrator shall take or cause to be taken one or more of the actions listed in subsection (d).

          (b) Except as provided in subsection (c), the limitations set forth in subsection (a)(ii) and Section 6.11(a)(ii) shall not both be utilized for any Plan Year.

          (c) The limitation of subsection (b) shall not apply

               (i) if after the application of subsection (d)(ii), (iii), (iv) and (v) and Section 6.11(b)(ii) and (v) (but only to the extent necessary to meet the requirements of Section 3.5(a)(ii) or Section 6.11(a)(ii), as applicable) and before the application of paragraph (ii), the sum of the Deferral Percentage and the Contribution Percentage of Participants who are Highly Compensated Employees does not exceed the sum of the Deferral Percentage and the Contribution Percentage of Participants who are not Highly Compensated Employees for the Plan Year in question by more than two percentage points, or

          (ii)   if

                    a  the limitation of paragraph (i) is exceeded, and
                    -

                    b  the sum of the Deferral Percentage and the Contribution
                    -
          Percentage of Participants who are Highly Compensated Employees for such Plan Year does not exceed the greater of

                         1  the sum of
                         -

                              A  125 percent of the greater of the Deferral
                              -
                    Percentage, or the Contribution Percentage, of Participants who are not Highly Compensated Employees for the Plan Year in question, and

                              B  that percentage which is not more than two
                              -
                    percentage points higher than, and not more than twice the lesser of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year, or

                         2  the sum of
                         -

                              A  125 percent of the lesser of the Deferral
                              -
                    Percentage, or the Contribution Percentage, of the Participants who are not Highly Compensated Employees for the Plan Year in question, and

                              B  that percentage which is not more than two
                              -
                    percentage points higher than, and not more than twice the greater of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year.

          (d) In order to achieve the result described in subsections (a) and
(b), the following actions shall be taken, as provided under Code Section 401(k), the regulations thereunder and the Rules of the Plan, in the order selected by the Administrator and to the extent necessary:

               (i) The Administrator shall make the election provided in Section 1.19(c).

               (ii) To the extent permitted by Code Section 401(a)(4) and Treas. Reg. (S) 1.401(k)-1(b)(5) (which are incorporated herein by this reference), the Company may make additional contributions

                    A  to the Qualified Company Non-Matching Accounts, or,
                    -

                    B  to be applied to payment of Current Obligations
                    -

     with the condition that the contributions under subparagraph A, or the
                                                                  -
     shares of Company Stock released from the Suspense Account pursuant to Sections 6.8 and 6.9 by reason of the contributions under subparagraph A,
                                                                            -
     or shall be allocated to the Qualified Company Non-Matching Accounts, or the Qualified ESOP Non-Matching Accounts, as the case may be, of certain Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

               (iii) Amounts otherwise to be credited under Section 6.3(b) to Company Contributions Accounts or ESOP Accounts for such Plan Year shall be credited instead to Qualified Company Matching Accounts or Qualified ESOP Matching Accounts of the Participants in question.

               (iv) Prior to the end of the following Plan Year, certain amounts described in Section 1.22(a) (and any income thereon earned to the date of distribution computed in a consistent and reasonable manner in accordance with Section 8.2 and Code Section 401(a)(4)) for Highly Compensated Employees shall be reduced according to the Leveling Method and distributed to the Highly Compensated Employees with respect to whom the reduction is made.

               (v) Within two and one-half months following the end of the Plan Year, certain amounts described in Section 1.22(a) (and any income thereon earned to the date of recharacterization computed in a consistent and reasonable manner in accordance with Section 8.2 and Code Section 401(a)(4)) for Highly Compensated Employees shall be reduced according to the Leveling Method and recharacterized as personal contributions (and allocated to their ATS Accounts established for such purpose which amounts shall continue to be subject to the distribution limitations of Treas. Reg. (S) 1.401(k)-1(d)) for purposes of Code Sections 72, 401(a)(4), 401(k)(3) and 6047 only and subject to any Plan limitations on personal contributions made by Highly Compensated Employees (in which event the treatment of such amounts, including the Account under this Plan to which allocated, shall be otherwise unaffected) for the Highly Compensated Employees with respect to whom the reduction is made.

          (e) The amount of any distributions under subsection (d) with respect to a Participant for a Plan Year shall be reduced by any distributions made pursuant to Section 9.5(a) previously distributed to such Participant for his taxable year ending with or within such Plan Year. The amount of any distributions under Section 9.5(a) for any taxable year of a Participant shall be reduced by amounts distributed to such Participant pursuant to subsection (d) for the Plan Year beginning with or within such taxable year.


                                   ARTICLE IV

                        AFTER-TAX SAVINGS CONTRIBUTIONS
                        -------------------------------

Section 4.1 - ATS Contributions
- -----------   -----------------

          (a) Subject to subsections (c), (d) and (e) each Participant may elect (in accordance with the Rules of the Plan) to contribute any whole number percentage, which is not less than one nor more than sixteen percent, of his Compensation for each Payday, to his ATS Account. However, he shall not knowingly contribute an amount which would make his Annual Addition for the Plan Year in question exceed the limitations of Section 18.4.

          (b) The excess, if any, of the first six percent of Compensation so elected over the contributions to his Basic PTS Account shall be contributed to the Participant's Basic ATS Account and the remainder, if any, to his Unmatched ATS Account.

          (c) Any contributions which are invested in the Company Stock Fund pursuant to Section 7.1(a) with respect to periods on or after the ESOP Effective Date shall be applied to pay Current Obligations such that pursuant to Sections 5.1(c)(ii) and 7.1(b) shares of Company Stock equal in value to the amount of such contribution shall be allocated to his ATS Account.

          (d) If any amount is contributed hereunder inadvertently making the Participant's Annual Addition exceed the maximum permissible amount for the Plan Year in question, the provisions of Section 18.4 shall apply.

          (e) The Administrator may establish rules for making personal contributions and may permit Active Participants to make direct contributions to their ATS Accounts.

Section 4.2 - Change, Commencement, Discontinuance
- -----------
              or Resumption of ATS Contributions
              ----------------------------------

          A Participant may elect to change his rate of contributions within the limits of Section 4.1, or commence, discontinue or resume contributions under
Section 4.1. Such elections shall be made in accordance with the Rules of the Plan.

Section 4.3 - Withholding of ATS Contributions
- -----------   --------------------------------

          A Participant's contributions to his ATS Account under Section 4.1(a) shall be withheld each Payday from his Compensation.

Section 4.4 - ATS Account
- -----------   -----------

          The Administrator shall maintain an ATS Account consisting of a Basic ATS account and an Unmatched ATS Account, for each Participant contributing to the Plan. To this Account shall be credited his contributions (as described in Section 4.1(b)), debited his withdrawals under Section 9.2 and debited or credited investment gains and losses and Annual Addition adjustments.

Section 4.5 - Deposit in Trust
- -----------   ----------------

          A Participant's ATS contributions shall be transmitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the general assets of his employer, but not later than ninety days from the date in which withheld or received and shall be invested by the Trustee in accordance with Article VII.


                                   ARTICLE V

                          CONTRIBUTIONS OF THE COMPANY
                          ----------------------------

Section 5.1 - Determination of Annual Contribution
- -----------   ------------------------------------

          (a) (i) Subject to paragraph (ii) and Section 18.4, for each Payday, the Company shall contribute to the Plan for each Participant an amount for his PTS Account which is the amount of Deferred Compensation elected by such Participant under
     Section 3.1 or 3.3.

              (ii) Any contributions which are invested in the Company Stock Fund with respect to periods on or after the ESOP Effective Date shall be applied to pay Current Obligations such that pursuant to Sections 5.1(c)(ii) and 7.1(b) shares of Company Stock equal in value to the amount of such contributions shall be allocated to the PTS Account of such Participant.

          (b) For each Plan Year the Company shall contribute the amounts required by Section 6.3(b) as in effect prior to the ESOP Effective Date.

          (c) (i) Subject to Section 16.1(b), the Company shall be obligated to contribute such amounts, and at such times, as shall be necessary to provide the Trust with funds sufficient to pay any Current Obligations (including principal, interest and any acquisition charges) incurred for the purpose of acquiring Company Stock to be held in the Trust Fund.

              (ii) For each Plan year the Company shall make contributions in an amount such that the number of shares of Leveraged Company Stock released from the Suspense Account pursuant to Sections 6.8 and 6.9 is sufficient to allow the allocations required by Sections 6.3(b) and 7.1(b).

Section 5.2 - Maximum Annual Contribution
- -----------   ---------------------------

          The Company's contribution for any Plan Year shall not exceed the maximum amount deductible by the Company for such Plan Year under Code Sections 404(a)(3)(A) and 404(a)(9) and, in any event, shall be less than that amount which would initially result in an Annual Addition of any Participant which exceeds the maximum permissible amount under Section 18.4(a).

Section 5.3 - Contribution Date
- -----------   -----------------

          (a)  The Company's contributions

               (i) under Section 5.1(a) shall be made as of the earliest date on which such contributions can reasonably be segregated from the general assets of the Company but not later than one month after the end of the month in which falls the Payday of the deferral under Section 3.1 or 3.3, and

               (ii) under Section 5.1(b) shall be made on or before the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year in question and shall be transmitted to the Trustee and held in the Trust Fund.

          (b) If the Company makes a contribution after the end of the Plan Year for which the contribution is made

               (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan Year,

               (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year, and

               (iii) the Administrator and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.

     Section 5.4 - Form of Contributions
     -----------   ---------------------

               The Company's contributions to the Trust Fund shall be paid in cash, Company Stock or such other property as the Board may from time to time determine; provided, however, that Company contributions shall be paid in cash to the Trust Fund to the extent necessary to discharge the Current Obligations of the Trust.


                                   ARTICLE VI

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES
             ------------------------------------------------------

     Section 6.1 - PTS Account
     -----------   -----------

               The Administrator shall maintain for each Participant a PTS Account, consisting of a Basic PTS Account and an Unmatched PTS Account, to which shall be credited the amounts determined under Section 5.1(a), debited amounts withdrawn under Section 9.3, 9.5, 9.6 and 10.3 and to which shall be debited or credited the amounts determined under Section 8.2 and 18.4.

     Section 6.2 - Company Contributions Account; ESOP Account;
     -----------   --------------------------------------------
                   Qualified Account
                   -----------------

               (a) The Administrator shall maintain a Company Contributions Account for each Participant, to which shall be credited the amounts allocated thereto with respect to all periods prior to the ESOP Effective Date and to which shall be credited or debited amounts determined under
     Section 8.2.

               (b) The Administrator shall maintain an ESOP Account for each Participant to which shall be credited the amounts allocated thereto under Sections 6.3(b) and 18.4 and to which shall be credited or debited amounts determined under Section 8.2.

               (c) The Administrator shall maintain a Qualified Account for each Participant consisting of a Qualified Company Contributions Account (which shall itself consist of a Qualified Company Matching Account and a Qualified Company Non-Matching Account) and a Qualified ESOP Account (which shall itself consist of a Qualified ESOP Matching Account and a Qualified ESOP Non-Matching Account) to which shall be credited the amounts allocated thereto under Sections 6.11(b)(iii) and (iv) and 3.5(d)(ii) and (iii) and to which shall be credited or debited amounts deferred under Section 8.2.

     Section 6.3 - Allocation of Company Contributions and ESOP Stock
     -----------   --------------------------------------------------

               (a) Except as provided in Section 18.4(a), Company contributions under Section 5.1(a) shall be allocated as provided therein.

               (b) Except as provided in Section 18.4(a), for each Plan Year, there shall be allocated to the ESOP Account of each Participant the number of shares (including fractional shares) of Company Stock, valued under
     Section 8.1(b) as of the last day of the Plan Year, equal to the sum of

                    (i) fifty percent of the total of his contributions to the Basic ATS Account and Basic PTS Account except as provided in subsection (c), and

                    (ii) if the Participant has elected to have a portion of the contributions to his Accounts for the year invested in the Company Stock Fund pursuant to Section 7.1, a uniformly applicable amount to be determined in the discretion of the Administrator.

               (c) Paragraph (b)(i) shall not apply to any Participant who so elects as a condition for certain participation rights in the Company's Executive Deferred Retirement Plan.


     Section 6.4 - Allocation of Cash Dividends
     -----------   ----------------------------

          Any cash dividends received by the Trustee on Company Stock shall, at the direction of the Administrator and in its sole discretion,

               (a) with respect to cash dividends received on shares of Company Stock allocated to Stock Accounts,

                    (i) be used to make payments on any installment contract or loan used to acquire Leveraged

     Company Stock in accordance with Code Section 404(k)(2)(A)(iii); provided, however, that such dividends shall not be so used unless the requirement of
     Section 6.8(c) is satisfied,

                    (ii) be allocated to Participants' Cash Accounts, or

                   (iii) be distributed to Participants not later than ninety days after the last day of the Plan Year in which paid in accordance with Code Section 404(k)(2)(A)(ii), and

               (b) with respect to cash dividends received on shares of Company Stock allocated to the Suspense Account,

                    (i) be used to make payments on any installment contract or loan used to acquire Leveraged Company Stock in accordance with Code
          Section 404(k)(2)(A)(iii), or

                    (ii) be allocated to the Suspense Account.

     Section 6.5 - Allocation of Stock Dividends
     -----------   -----------------------------

               Stock dividends received by the Trustee on Company Stock shall be credited to Stock Accounts and to the Suspense Account in proportion to the shares of Company Stock therein. Any cash received by the Trustee (in connection with such a stock dividend) in lieu of fractional shares shall be allocated under Section 6.4.

     Section 6.6 - Allocation of Stock Rights, Warrants and Options
     -----------   ------------------------------------------------

               In the event any rights, warrants or options are issued with respect to Company Stock, as directed by the Administrator

               (a) the Trustee shall exercise any or all of such rights, warrants or options received on Company Stock in the Suspense Account using contributions, if any, made for such purpose; Company Stock so acquired shall be credited to the Suspense Account pending release therefrom under
     Section 6.8.

               (b) the Trustee shall exercise such rights, warrants or options received on Company Stock in the Stock Accounts to acquire for such Stock Accounts whole and fractional shares of Company Stock to the extent of the amount in the Cash Accounts of the Participants, respectively. When the balance in a Participant's Cash Account is not sufficient for the full exercise of such rights, warrants or options, the Administrator shall notify the Participant, giving him a reasonable time, not less than five days prior to the expiration date of the rights, to pay, at his option, to the Trustee the amount necessary to exercise the remaining rights, warrants or options for whole shares attributable to his Stock Account.

               (c) the Trustee shall exercise in the manner set forth in subsection (a) any or all of such rights, warrants or options received on Company Stock in the Trust Fund which remain unexercised after completion of the procedures required under subsection (b).

               (d) any rights, warrants, or options on Company Stock which cannot be exercised for lack of cash may, as directed by the Administrator, be sold by the Trustee and the proceeds allocated in accordance with the source of the Company Stock with respect to which such rights, warrants or options were issued.

     Section 6.7 - Suspense Account
     -----------   ----------------

               At such time as any Leveraged Company Stock is acquired for the Trust Fund, the Administrator shall open and maintain a Suspense Account for the purpose of holding unallocated Leveraged Company Stock until such Company Stock is released and allocated in accordance with the provisions of Section 6.8.

     Section 6.8 - Release and Allocation of Leveraged Company Stock
     -----------   -------------------------------------------------

               (a) All Leveraged Company Stock acquired for the Trust Fund shall be held in the Suspense Account until released and allocated in accordance with the provisions of this Section. Leveraged Company Stock acquired in a particular transaction shall be released from the Suspense Account as follows:

               (i) Subject to the requirements of Treasury Regulation Section 54.4975-7(b)(8)(ii) and subsection (ii) below, for each Plan Year until the loan or installment obligation is fully repaid, the number of shares of Leveraged Company Stock released from the Suspense Account shall equal the number of unreleased shares immediately before such release for the then current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid on such loan during such current Plan Year and the denominator of which is the sum of said numerator plus the principal to be paid on such loan in all future years during the duration of the term of such loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, in the event such loan or obligation shall be repaid with the proceeds of a subsequent loan, such repayment shall not operate to release all such

     Leveraged Company Stock but rather such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal on such substitute loan.

              (ii) To the extent that paragraph (i) is not applicable by its terms by reason of Treasury Regulation Section 54.4975-7(b)(8)(ii), or if the Administrator irrevocably so elects at the time of the first payment on the loan, then paragraph (i) shall be applied with respect to all payments on such loan by deeming all references to "principal" therein to be references to "principal and interest."

          (b) The Company shall specify, and advise the Trustee with respect to

               (i) the amount (if any) of each Company contribution (together with the earnings thereon) that is to be applied towards the payment of Current Obligations,

              (ii) the amount (if any) of cash dividends on Company Stock held in the Stock Accounts that is to be applied towards the payment of Current Obligations, and

             (iii) the amount (if any) of cash dividends on Company Stock held in the Suspense Account that is to be applied towards the payment of Current Obligations.

          (c) Cash dividends paid on Company Stock held in Stock Accounts may be applied towards the payment of any installment contract or loan used to acquire Leveraged Company Stock; provided, however, that such dividends shall be so applied only if Leveraged Company Stock with an aggregate fair market value equal to or greater than the amount of such cash dividends is allocated to Participant's Stock Accounts; provided, further, that such allocation shall be made with respect to the Plan Year in which such cash dividends would have been allocated to Participants' Cash Accounts.

Section 6.9 - Application of Forfeitures
- -----------   --------------------------

          Amounts forfeited in any Plan Year under Sections 12.2(a)(iii), 13.2 and 15.8 shall be applied under Section 5.1(c) to reduce the Company's contribution for such Plan Year and shall be allocated under Section 6.3(b) as if part of such contribution for such Plan Year.

Section 6.10 - Diversification
- ------------   ---------------

          (a) During the first ninety days of each Plan Year in the Qualified Election Period, a Qualified Participant may elect to have the following number of shares of Diversification Stock either applied to investment in the Subfunds pursuant to Article VII and the Rules of the Plan (and notwithstanding any contrary, otherwise applicable, Rules of the Plan), or distributed to him:

               (i) during the first five Plan Years of the Qualified Election Period, an aggregate number of shares not to exceed twenty-five percent of the number of shares of Diversification Stock, and

              (ii) during the last Plan Year of the Qualified Election Period, the excess of fifty percent of the number of shares of Diversification Stock over the aggregate number of shares distributed under paragraph (i).

Such elections shall be made on such forms as are prescribed by the Administrator. A Qualified Participant may revoke or make a new election at any time during each such ninety day period.

          (b) Distributions or applications pursuant to subsection (a) shall be made within ninety days following the ninety-day period during which the Qualified Participant makes the election.

          (c) (i) For purposes of this Section, a "Qualified Participant" is a Participant who has attained age fifty-five and completed ten years of participation in the Plan. A Participant shall be treated as having completed ten years of participation in the Plan upon the tenth anniversary of the later of

                    A  the day such Participant first became a Participant
                    -
          pursuant to Section 2.1; or,

                    B  the ESOP Effective Date.
                    -

              (ii) For purposes of this Section, a Participant's "Qualified Election Period" begins with the first Plan Year in which the Participant becomes a Qualified Participant and ends with the sixth Plan Year in which the Participant becomes a Qualified Participant.

             (iii) For purposes of this Section, a Qualified Participant's "Diversification Stock" shall be that Company Stock credited to his Stock Account (or an account later merged into his Stock Account) after December 31, 1986.

          (d) Notwithstanding the foregoing provisions of this Section, no Qualified Participant shall make an election pursuant to subsection (a) if the value of his Accounts is $500 or less.

Section 6.11 - Contribution Percentage Fail-Safe Provisions
- ------------   --------------------------------------------

          (a) For each Plan Year, the Contribution Percentage with respect to Participants who are Highly Compensated Employees, shall be

                (i)   not more than 125 percent of, or

               (ii) (to the extent allowed by regulations under Code Section 401(m)(9)) not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for such Plan Year with respect to Participants who are not Highly Compensated Employees, or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9).

          (b) In order to achieve the result described in subsections (a) and
(c) (and notwithstanding Sections 5.1(a) and 6.3(b), as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, in the order selected by the Administrator, (but after application of Section 3.5) and to the extent necessary:

               (i) The Administrator shall make the election provided in Section 1.19(c).

               (ii) Allocations to PTS Accounts shall be taken into account for purposes of calculating the Contribution Percentage.

               (iii) To the extent permitted by Code Section 401(a)(4) and Treas. Reg. (S) 1.401(m)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution

                    A  to the Qualified Company Non-Matching Accounts, or
                    -

                    B  to be applied to payment of Current Obligations
                    -

with the condition that the contributions under subparagraph A, or the shares of
                                                             -
Company Stock released from the Suspense Account pursuant to Sections 6.8 and
6.9 by reason of the contributions under subparagraph A, shall be allocated to
                                                      -
the Qualified Company Matching Accounts, or the Qualified ESOP Non-Matching Accounts, as the case may be, of Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

               (iv) To the extent permitted by Code Section 401(a)(4), amounts otherwise to be credited under Section 6.3(b) to Company Contributions Accounts or ESOP Accounts for such Plan Year shall be credited instead to Qualified Company Matching Accounts or Qualified ESOP Matching Accounts of the Participants in question.

               (v) Prior to the end of the following Plan Year, allocations described in Section 1.20(b) (and any income thereon earned to the date of distribution or forfeiture computed in a consistent and reasonable manner in accordance with Section 8.2 and Code Section 401(a)(4)) for Highly Compensated Employees shall be reduced according to the Leveling Method (and, with respect to matching contributions, in conformity with Treas. Reg. (S) 1.401(m)-1(e)(4)), and, to the extent Vested, shall be distributed to Participants who are Highly Compensated Employees with respect to whom the reduction is made, and to the extent not Vested shall be forfeited and reapplied under Section 6.9 (as described in Treas. Reg. (S) 1.401(m)-1(e)) but not to Highly Compensated Employees whose allocations are reduced or forfeited under this paragraph.

               (vi) Amounts credited in accordance with paragraph (iv) to Qualified Company Matching Accounts or Qualified ESOP Matching Accounts for such Plan Year shall instead be allocated in disproportionately higher amounts to Participants who are not Highly Compensated Employees and in disproportionately lower amounts to Participants who are Highly Compensated Employees using the same aggregate dollar amounts that would otherwise have been allocated pursuant to Section 6.3(b).

          (c) If the limitation set forth in Section 3.5(a)(ii) is utilized for any Plan Year, the limitation of subsection (a)(ii) shall not also be used for such Plan Year, and vice versa, except as provided in Section 3.5(c).


                                  ARTICLE VII

                             INVESTMENT OF ACCOUNTS
                             ----------------------

Section 7.1 - Subfunds
- -----------   --------

          (a) As permitted under the Rules of the Plan, a Participant's or Merged Participant's Accounts (other than his Stock Accounts) shall be invested in any whole number percentage among the Subfunds as the Participant or Merged Participant shall elect.

          (b) Contributions under Sections 4.1(c) and 5.1(a)(ii) invested in the Company Stock Fund with respect to any period on or after the ESOP Effective Date shall be invested in that number of shares of Company Stock (valued pursuant to Section 8.1(b)(i)), released from the Suspense Account or otherwise held by the Trust which is equal in value to the amount to such contributions.

Section 7.2 - Investment of New Contributions
- -----------   -------------------------------

          Subject to Section 7.1 and in accordance with the Rules of the Plan, each Participant may designate the proportions in which new contributions to his Accounts (other than Stock Accounts) are to be allocated among the Subfunds.

Section 7.3 - Investment Transfers
- -----------   --------------------

          Subject to the Rules of the Plan, each Participant or Merged Participant may change the investment elections made under Sections 7.1 and 7.2 by electing to have the assets invested in any Subfund (except any investments in the Company Stock Fund as specified in the Rules of the Plan) transferred to any other Subfund.

Section 7.4 - Transfer of Assets
- -----------   ------------------

          In accordance with the Rules of the Plan, the Administrator shall direct the Trustee to make such transfers of money or other property among the Subfunds as may be necessary to effect the aggregate of the transfer transactions (after the Administrator has caused the necessary entries to be made in the Participants' or Merged Participants' Accounts in the Subfunds and has reconciled offsetting transfer elections).

Section 7.5 - Effect of Non-Election
- -----------   ----------------------

          If a Participant or Merged Participant fails or declines to make an election under Section 7.1, the Participant's or Merged Participant's Accounts shall be held in one or more Investment Funds as directed by the Administrator.


                                  ARTICLE VIII

                    VALUATION OF THE TRUST FUND AND ACCOUNTS
                    ----------------------------------------

Section 8.1 - Determination of Values
- -----------   -----------------------

          (a) As of each Valuation Date, the Administrator shall determine the fair market value of each asset in each Subfund other than Company Stock in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of any Plan year shall be considered to remain unchanged until the end of the fourth quarter of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling price on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

          (b)(i) Subject to the special valuation rules set forth in paragraphs
(ii) and (iii), Company Stock contributed by the Company to the Trust Fund shall be initially valued at its fair market value as of the date of contribution.
Any Company Stock acquired by the Trust Fund with cash shall be initially valued at the purchase price paid by the Trust. Thereafter, such Company Stock shall be valued as of each Valuation Date.

             (ii) In the case of Leveraged Company Stock, the following special valuation rules shall apply:

                    A  For purposes of valuing such Leveraged Company Stock in
                    -
          any transaction between the Plan and any "disqualified person" as that term is defined in Code Section 4975(e)(2), fair market value shall be determined in good faith by the Administrator in accordance with
          Section 3(18) of ERISA.

                    B  For purposes of a Participant's exercise of his put
                    -
          option rights (if applicable) under Article XVII, such Leveraged Company Stock shall be valued as of the end of the most recent Plan Year.

             (iii) Notwithstanding the foregoing provisions, in all cases the valuation provisions of this Section, including the selection of a valuation date for any purpose under this Plan, shall be interpreted and applied in a manner consistent with the applicable requirements under Code Sections 409 and 4975(e)(7), the Treasury Regulations issued thereunder, and any related or successor statutes or regulations, that must be satisfied in order to qualify for the prohibited transaction exemption under Code Section 4975(d)(3). In this connection, all valuations of Company Stock contributed to or acquired by the Plan which at the time of such valuation is not readily tradable on an established securities market within the meaning of Code Section 401(a)(28) shall be made by an independent appraiser

     (within the meaning of Code Section 170(a)(1)), whose name shall be reported to the Internal Revenue Service.

     Section 8.2 - Allocation of Values
     -----------   --------------------

               The difference between the total value of the assets of each Subfund except the Company Stock Fund, as determined under Section 8.1, and the total of the Accounts therein, shall be allocated by the Administrator among such Accounts in proportion to their respective stated values as of such Valuation Date, such values and determinations being made without taking into account ATS, PTS or Company contributions attributable to the Valuation Date; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 18.4(b).

     Section 8.3 - Applicability of Account Values
     -----------   -------------------------------

               The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 3.5, 4.4, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.8, 6.11, 8.2, 15.8 and 18.4 (or
     applicable Supplements) less any amounts withdrawn under Sections 9.2, 9.3, 9.5, 9.6 and 10.3 (or applicable Supplements) or transferred to suspense under Section 18.4(b), shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.


                                   ARTICLE IX

                            VESTING AND WITHDRAWALS
                            -----------------------

     Section 9.1 - Vesting of Accounts
     -----------   -------------------

               (a) Each Participant's or Merged Participant's interest in each of his Accounts other than his ESOP Account shall be Vested at all times.

               (b) Except as provided in Section 14.3(a) and subsection (c), a Participant's or Merged Participant's ESOP Account shall not be Vested until he completes three Years of Vesting Service at which time it shall become fully Vested.

               (c) The interest of a Participant in his ESOP Account shall become fully Vested upon the earliest to occur of

               (i)  his death,

              (ii)  his sixty-fifth birthday, or

             (iii) the termination or discontinuation of the Plan under Section 16.1, if he is then an affected Employee or employed by a Company Affiliate.

Section 9.2 - Unrestricted Withdrawals
- -----------   ------------------------

          (a) Subject to the Rules of the Plan, once each Plan Year and, if the Administrator determines that a Hardship (including, for this purpose, an event described in Section 1.35 (a)(vi)b) has occurred, on one additional occasion in
                                 -
such Plan Year, a Participant may withdraw up to one hundred percent of the following Accounts in the following order (and subject to the following conditions) with no amounts withdrawn from a later designated Account until all earlier designated Accounts are exhausted:

               (i) ATS Account.  Withdrawals from such Account shall be at least
                   -----------
     one thousand dollars or, if less, the amount of such Account.

              (ii) Company Contributions Account.
                   -----------------------------

          (b) A Participant who makes a withdrawal under subsection (a) shall not be permitted to make any contributions to the Plan and shall not receive a contribution under subsection 6.3(b) for

               (i) three months for a withdrawal under paragraph (a)(i),

               (ii)  six months for a withdrawal under paragraph (a)(ii),

or such other periods as are specified in the Rules of the Plan.

Section 9.3 - Restricted Withdrawals
- -----------   ----------------------

          (a) Any Participant shall be permitted to make a cash withdrawal, in any whole percentage increment or dollar amount, of up to one hundred percent of the unwithdrawn principal amount in his PTS Account, on account of Hardship, subject to the conditions of Section 9.4.

          (b) Application for withdrawals shall be made on such forms as the Administrator prescribes and may be made at any time. A withdrawal shall become effective in accordance with the Rules of the Plan.

Section 9.4 - Conditions for Hardship Withdrawal
- -----------   ----------------------------------

          Hardship withdrawals shall be subject to the following conditions:

               (a) A Participant's aggregate Hardship withdrawals shall not exceed the lesser of

                     (i)   the lesser of

                         a  the amount by which
                         -

                              1  the aggregate principal amount of his PTS
                              -
                    Account and his Qualified Account together with income allocable thereto credited as of December 31, 1988 exceeds

                              2  the unpaid amount due on his outstanding loan
                              -
                    or loans, if any under subsection (c)(i), and

                         b  the amount which is necessary to satisfy the
                         -
               Hardship (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), or

                    (ii) the amount which cannot be satisfied from other resources which are reasonably available to the Participant.

               (b) The conditions of subsections (c) and (d) shall be satisfied.

               (c) The conditions of this subsection are:

                    (i) the Participant shall obtain all distributions (other than Hardship distributions), and all nontaxable loans currently available under all plans maintained by the Company or any Company Affiliate;

                    (ii) the Participant shall not be permitted to make further deferrals of Compensation or voluntary contributions under the Plan (or other plan (whether or not qualified) maintained by the Company or any Company Affiliate) for twelve months thereafter; and

                    (iii) the sum of the Participant's deferrals of Compensation under this Article (and other plans maintained by the Company or any Company Affiliate) in his taxable year in which the Hardship distribution is received and in his next taxable year shall not exceed $7,000 (as adjusted for increases in the cost of living as described in Code Section 402(g)(5)).

               (d) The conditions of this subsection, if any, shall be those prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need.

               (e) A Participant whose deferrals have been suspended under subsection (c) nevertheless shall be included in determinations under Sections 1.20 and 1.22 if he would otherwise be so included.

               (f) Hardship withdrawals may not be made more frequently than at twelve month intervals.

               (g) A Participant shall also receive a distribution on account of Hardship, under the terms of this Section, under the circumstances, and to the extent, described in Section 15.14(b)(viii).

               (h) The Participant's remaining PTS Account balance, or, if none, the withdrawal itself shall be reduced by the amount of any administrative expenses charged to the Trust Fund by reason of the withdrawal.

     Section 9.5 - Withdrawal by Reason of Contribution Limitations
     -----------   ------------------------------------------------

               The Administrator may permit a Participant to make a lump sum withdrawal from his PTS Account in the event of

               (a) a deferral in excess of the limitation of Section 3.1(a)(ii), in the amount of principal and interest (computed in a consistent and reasonable manner in accordance with Section 8.2 and Code Section 401(a)(4)) allowed by Code Section 402(g)(2)(A)(ii),

               (b) a deferral in excess of the limitation of Section 3.5, in the amount of principal and interest allowed by Code Section 401(k)(8) (in which case the Participant shall be deemed to notify the Administrator of such excess amounts made to the Plan and any other plans of the Company or a Company Affiliate),

               (c) the circumstances specified in Code Section 401(k)(10), in the amount of principal and interest allowed thereunder,

               (d)  the circumstances specified in Section 18.4(b).

See also Section 10.3.

Section 9.6 -   Withdrawals Upon Attainment of Age Fifty Nine and       One Half
- -----------     --------------------------------------------------      --------

          A Participant or Merged Participant who remains in the employ of the Company after attaining age fifty nine and one half may elect in writing in accordance with the Rules of the Plan to receive a distribution of all or any portion of his Company Contributions Account, Qualified Account or his PTS Account in one lump sum. Such distributions shall not be made more frequently than at twelve month intervals.

Section 9.7 - Qualified Account and Stock Accounts
- -----------   ------------------------------------

          No withdrawals from Qualified Accounts are permitted, except pursuant to Sections 6.10 and 9.4.

Section 9.8 - Withdrawals from Subfunds
- -----------   -------------------------

          The Rules of the Plan shall designate the order of withdrawal from the available Subfunds when a Participant makes a withdrawal from his Accounts under Sections 9.2, 9.3, 9.5 or 9.6.


                                   ARTICLE X

                    EMPLOYMENT AFTER NORMAL RETIREMENT DATE
                    ---------------------------------------

Section 10.1 - Continuation of Employment
- ------------   --------------------------

          (a) A Participant or Merged Participant may, subject to subsection (b) and Section 18.3, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

          (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant or Merged Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended, Section 12942 of the California Government Code, and other applicable state law.

Section 10.2 - Continuation of Participation
- ------------   -----------------------------

          A Participant or Merged Participant retained in the employ of the Company after his Normal Retirement Date under Section 10.1 shall continue as an Active Participant herein.

Section 10.3 - Mandatory In-Service Distributions
- ------------   ----------------------------------

          A Participant or Merged Participant shall receive or commence the receipt of the entire amount credited to his Accounts in accordance with Section 11.3(a), (b), (c) and (d)(ii)
on the April 1 following the end of the calendar year in which he attains age seventy and one half, except as provided in Section 11.3(e).


                                   ARTICLE XI

                            BENEFITS UPON RETIREMENT
                            ------------------------

Section 11.1 - Normal or Disability Retirement
- ------------   -------------------------------

          Subject to the provisions of Section 10.1, a Participant or Merged Participant shall retire upon his Normal or Disability Retirement Date.

Section 11.2 - Rights Upon Normal or Disability Retirement
- ------------   -------------------------------------------

          Upon a Participant's or Merged Participant's Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his Accounts in accordance with Section 11.3.

Section 11.3 - Distribution of Accounts
- ------------   ------------------------

          (a) If the entire amount credited to a Participant's or Merged Participant's Accounts (including the value of any shares credited to his Stock Accounts if any) does not exceed $3,500 (and did not exceed such amount at the time of a prior distribution under Sections 9.2, 9.3, 9.5, 9.6 and 10.3 (or applicable Supplement)), such Participant or Merged Participant shall receive such amount in one cash lump sum (except that at the option of the Participant or Merged Participant his Stock Accounts, if any, and the portion of his Accounts invested in the Company Stock Fund will be paid in the form of Company Stock).

          (b) If the entire amount credited to a Participant's or Merged Participant's Accounts (including the value of any shares credited to his Stock Accounts, if any) exceeds $3,500 (or exceeded such amount at the time of a prior distribution under Sections 9.2, 9.3, 9.5, 9.6 or 10.3 (or applicable Supplements), such Participant or Merged Participant may elect to receive such amount under one of the following options:

               (i) Payment of such amount in one cash lump sum (except that at the option of the Participant or Merged Participant his Stock Accounts, if any, and the portion of his Accounts invested in the Company Stock Fund will be paid in the form of Company Stock).

              (ii) Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 (as to which the Participant or Merged Participant (or his Spouse, if applicable) may elect whether the recalculation rule of Code Section

     401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Participant or Merged Participant over a period not longer than the lesser of a  the joint and last survivor expectancy of him and his
                    -
          Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg. (S) 1.72-9, or

                    b  the period determined under Proposed Treas. Reg.
                    -
          (S)1.401(a)(9)-2A-4 which satisfies the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G).

provided, however, if such Participant or Merged Participant fails to make such an election, his Accounts shall be distributed as provided in paragraph (i).

          (c) Distribution under subsection (a) or (b) shall be made or commence not later than the earliest to occur of

               (i) sixty days after the end of the Plan Year in which such Normal Retirement occurs, or

              (ii) the April 1 following the calendar year in which he attains age seventy and one half,

except as provided in subsection (d).

          (d) At any time before distribution under subsection (b) is made or commences, the Participant or Merged Participant may elect to defer such distribution until such later date as he shall then or subsequently specify; provided, however,

               (i) such date shall be no later than the date referred to in subsection (c)(ii), and

              (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection (c)(ii).

          (e) Notwithstanding subsection (d)(i) and (ii), for a Participant or Merged Participant who has made an election permitted under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 or who attained age seventy and one half before January 1, 1988 and is not an owner (within the meaning of Code Section 318) of five percent of the Company, the date referred to in subsection (d)(ii) shall be the April 1 following the calendar year in which his Separation from the Service occurs.

          (f) In any election under subsection (d), the entire amount credited to the Participant's or Merged Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. (S) 1.401(a)(9)-2 (or any successor thereto).


                                  ARTICLE XII

                              BENEFITS UPON DEATH
                              -------------------

Section 12.1 - Designation of Beneficiary
- ------------   --------------------------

          (a) Each Participant, former Participant and Merged Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his Accounts to such Beneficiaries.

          (b) Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

          (c) A married Participant or Merged Participant may not designate any Beneficiary other than his Spouse without obtaining Spousal Consent thereto.

Section 12.2 - Distribution on Death
- ------------   ---------------------

          (a) Upon the death of a Participant, former Participant or Merged Participant, the Vested amount credited to his Accounts (including the Vested value of shares credited to his Stock Accounts, if any) (as determined under
Section 9.1), shall be paid in one lump sum (in the form of cash or stock to the extent permitted by Section 11.3(b)(i)) not later than ninety days following the Participant's or Merged Participant's death (or such longer reasonable period as is permitted under Treas. Reg. (S)1.401(a)-20 A-3(b)(1)) to his then Surviving Spouse, if any, except to the extent to which such Surviving Spouse has consented under Section 12.1(c) to the designation of other Beneficiaries, and otherwise to the person or persons of highest priority who survives the Participant or Merged Participant by at least thirty days determined as follows:

               (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any.

              (ii) Second, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws governing succession to personal property of the last jurisdiction in which the Participant or Merged Participant was a resident.

             (iii) Third, the Plan to be applied to reduce the Company's contribution under Section 6.9.

          (b) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

          (c) If payment has commenced prior to the Participant's or Merged Participant's death, payment of the Participant's or Merged Participant's Accounts shall be made in such manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's or Merged Participant's death.

Section 12.3 - Election of Other Payment Methods
- ------------   ---------------------------------

          (a) Subject to subsection (c), but notwithstanding any other provision of this Article and in lieu of the lump sum payment otherwise provided for in this Article, payments under this Article to the Spouse of a Participant, former Participant or Merged Participant shall be made under such option available under Section 11.3 as such Spouse shall designate.

          (b) Subject to subsection (c), but notwithstanding any other provision of this Article, a Participant, former Participant or Merged Participant may elect on the form provided by the Administrator for Beneficiary designations that, in lieu of the lump sum payment otherwise provided for in this Article payments under this Article to his Beneficiary shall be made under such option available under Section 11.3 as the Participant or Merged Participant shall designate in such form. If a Beneficiary receiving installment payments under this Section dies, the balance then due shall be paid in cash in one lump sum to the then surviving person with highest priority under Section 12.2(a).

          (c) If a Participant or Merged Participant dies before distribution of his Accounts commences, then

               (i) such Accounts must be distributed within five years of the Participant's or Merged Participant's death, or

              (ii) if any portion of such Accounts is payable to or for the benefit of a Beneficiary, such portion shall be distributed over the life or the life expectancy of such Beneficiary with distributions commencing a  within one year of the Participant's or Merged
                    -
          Participant's death, or,

                    b  if the Beneficiary is the Participant's or Merged
                    -
          Participant's Spouse, no later than the date on which the Participant or Merged Participant would have attained age seventy and one half (but if such Spouse dies before distributions to such Spouse commence, then such Spouse shall be treated as the Participant or Merged Participant for purposes of this Section 12.3(c)), or

                    c  on such other date as is allowed by law.
                    -


                                  ARTICLE XIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE
                     --------------------------------------

Section 13.1 -  Distributions on Resignation or Discharge
- ------------    -----------------------------------------

          A Participant or Merged Participant who has a Separation from the Service due to resignation or discharge shall receive,

               (a) if the Vested amount credited to his Accounts (including the Vested value of shares credited to his Stock Accounts, if any) does not exceed $3,500 (and did not exceed such amount at the time of a prior distribution under Sections 9.2, 9.3, 9.5 or 9.6 (or applicable Supplement)), such amount in one lump sum (in the form of cash or stock to the extent permitted by Section 11.3(b)(i)) not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within sixty days after the end of the Plan Year in which his fifty-fifth birthday occurs, or

               (b) if the Vested amount credited to his Accounts (including the Vested value of shares credited to his Stock Accounts, if any) exceeds $3,500 (or exceeded such amount at the time of a prior distribution under Sections 9.2, 9.3, 9.5 or 9.6 (or applicable Supplement)), he shall receive such amount as described in paragraph (i) or, if he has attained age 55 of the time of his Separation from the Service and so elects, he shall receive such amount as described in paragraph (ii):

                    (i) Payment of such amount in one cash lump sum (except that at the option of the Participant or Merged Participant his Stock Accounts, if any, and the portion of his Accounts invested in the Company Stock Fund will be paid in the form of Company Stock).

                   (ii) Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 (as to which the Participant or Merged Participant (or his Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Participant or Merged Participant over a period not longer than the lesser of a  the joint and last survivor expectancy of him and
                         -
               his Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg. (S) 1.72-9, or

                         b  the period determined under Proposed Treas. Reg.
                         -
               (S)1.401(a)(9)-2A-4 which satisfies the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G).

with such distribution being made or commencing no later than April 1 following the calendar year in which he attains age 70 1/2.

Section 13.2 - Forfeitures
- ------------   -----------

          (a) If a Participant has a Separation from the Service due to resignation or discharge, the portions of his ESOP Account which are not Vested shall be forfeited upon his completion of five consecutive Break in Service Years. Pending application under Section 6.9, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 18.4.

          (b) If a Participant has a Separation from the Service prior to becoming vested in any portion of his ESOP Account under Section 9.1, a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

Section 13.3 - Restoration of Forfeitures
- ------------   --------------------------

          If a Participant whose ESOP Account is not then fully Vested

               (a) has a Separation from the Service,

               (b) suffers a forfeiture under Section 13.2 of the portion of such Account which is not Vested,

               (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years, and

               (d) repays to the Plan the full amount, if any, distributed to him from such Accounts before the end of his fifth consecutive Break in Service Year or, if earlier, the fifth anniversary of his reemployment, then the amount forfeited under Section 13.2 by such Participant and any interest thereon shall be restored to his ESOP Account, applying forfeitures pending reallocation and Company contributions, in that order, as necessary.


                                  ARTICLE XIV

                              TOP HEAVY PROVISIONS
                              --------------------

Section 14.1 - Top Heavy Determination
- ------------   -----------------------

          (a) Solely in the event that this Plan ever becomes Top Heavy, as defined herein, the provisions of this Article shall apply.

          (b) Solely for the purposes of this Article, the following definitions shall be used:

               (i)  "Aggregation Group" shall mean

                    a  each plan of the Company or a Company Affiliate in which
                    -
          a Key Employee is a Participant or Merged Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question), and

                    b  each other plan of the Company or a Company Affiliate
                    -
          which enables any plan described in paragraph a to meet the
                                                        -
          requirements of Code Section 401(a)(4) or 410.

               (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

               (iii) "Controlled Group Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d).

               (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Controlled Group Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was a  an officer of the Company or a Company Affiliate
                        -
          whose Statutory Compensation for the Plan Year in question exceeds fifty percent of the amount in effect under Code Section 415(b)(1)(A) (not more than fifty Controlled Group Employees or, if less, the greater of three Controlled Group Employees or ten percent of the Controlled Group Employees shall be treated as officers),

                        b  one of the ten Controlled Group Employees owning (or
                        -
          considered as owning within the meaning of Code Section 318) both the largest interest in the Company or a Company Affiliate and more than one-half of one percent interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Company or a Company Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

                    c  a five percent owner (within the meaning of Code Section
                    -
          416(i)(1)(B) and (C)) of the Company or a Company Affiliate or a one percent owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

               (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

               (vi) The Plan shall be Top Heavy if, as of any Determination Date, the aggregate of the Accounts of Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Company elects to take into account under Code Section 416(g)(2)(A)(ii)) exceeds sixty percent of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date, a  each Account balance as of the most recent valuation date
                    -
          occurring within the Plan Year which includes the Determination Date shall be determined,

                    b  an adjustment for contributions due as of the
                    -
          Determination Date shall be determined,

                    c  the Account balance of any Controlled Group Employee or
                    -
          former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee,

                    d  the Account balance of
                    -

                         1  any Non-Key Employee who was a Key Employee for any
                         -
               prior Plan Year, and

                         2  any former Controlled Group Employee who performed
                         -
               no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored, and

                    e  if there have been any rollovers to or from any Account,
                    -
          the balance of such Account shall be adjusted, as required by Code
          Section 416(g)(4)(A).

Notwithstanding the foregoing, this Plan shall be Top Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top Heavy Group.

               (vii) "Top Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

                    a  the present value of the cumulative accrued benefits for
                    -
          all Key

          Employees under all defined benefit plans in such Aggregation Group, and

                    b  the aggregate of the accounts of all Key Employees under
                    -
          all defined contribution plans in such Aggregation Group

     exceeds sixty percent of a similar sum determined for all Key Employees and Non-Key Employees.

               (viii) "Statutory Compensation" shall have the meaning set forth in Section 1.36(d).

     Section 14.2 - Minimum Benefits
     ------------   ----------------

               (a) For any Plan Year in which the Plan is Top Heavy, the sum of the allocations to the ESOP Account and the PTS Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is entitled to an allocation to such Accounts under Section 6.3 shall not be less than that determined under subsection (b).

               (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

               (i)  three percent, or

              (ii)  that percentage reflecting the ratio of

                    A  the allocations under Section 6.3 to
                    -

                    B  Statutory Compensation (not in excess of $200,000)
                    -

     for the Key Employee with respect to whom such ratio is highest for such Plan Year.

     Section 14.3 - Vesting
     ------------   -------

          (a) For any Plan Year in which the Plan is Top Heavy, the Vested percentage of the ESOP Account of each Participant who completes an Hour of Service in such Plan Year shall be the percentage of such Account shown on the following table:

          Years of Vesting Service            Vested Percentage
          ------------------------            -----------------

               1 (or less)                           0%
               2                                    20%
               3                                   100%

          (b) The Vested percentage of a Participant's ESOP Account shall be not less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was Top Heavy.

          (c) For any Plan Year in which the Plan is not Top Heavy which follows one or more Plan Years for which the Plan has been Top Heavy, Section 9.1 shall again become applicable as an amendment to the Plan; thus, each Participant or Merged Participant who has had his Vested percentage computed under subsection
(a) and who has completed at least one Year of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top Heavy. Such Participant or Merged Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top Heavy and ending no later than the later of

               (i) the sixtieth day of such Plan Year, or

               (ii) a date which is sixty days after the day the Participant is issued written notice of his right to make such election by the Administrator.

Section 14.4 - Limitation on Benefits
- ------------   ----------------------

             For any Plan Year in which the Plan is Top-Heavy,

               (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting 1.0 for 1.25, and

               (b) the numerator of the "transition fraction" described in Code
     Section 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875,

but only to the extent required by Code Section 416(h).


                                   ARTICLE XV

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

Section 15.1 - Duties and Powers of the Administrator
- ------------   --------------------------------------

          (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

               (i) To engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

               (ii) To adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

               (iii)  To construe the Plan and the Rules of the Plan;

               (iv) To determine questions of eligibility of Participants and the entitlement to distributions of Participants, former Participants, Merged Participants, Beneficiaries and all other persons;

               (v) To determine entitlement to allocations of contributions and forfeitures of Participants, Merged Participants, former Participants, Beneficiaries, and all other persons;

               (vi) To make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

               (vii) To appoint claims and review officials to conduct claims procedures as provided in Section 15.6; and

               (viii) To delegate any power or duty to any firm or person engaged under paragraph (i) or to any other person or persons.

          (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

Section 15.2 - Expenses of Administration
- ------------   --------------------------

          (a) The Company shall pay or reimburse each Employee functioning under
Section 15.1(a) or person serving on an investment committee established in accordance with the Trust Agreement for all expenses (including reasonable attorneys' fees) properly incurred by him in the administration of the Plan.

          (b) The Company shall indemnify and hold each such Employee and investment committee member harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

          (c) The Company may obtain and provide for any such Employee and investment committee member, at the Company's expense, liability insurance against liabilities imposed on him by law.

          (d) Legal fees incurred in the preparation and amendment of documents shall be paid by the Company.

          (e) Expenses referred to in subsections (a), (b) and (d) not paid by the Company shall be paid from the Trust Fund to the extent permitted by law.

          (f) Except as provided in subsection (a), fees and expenses of persons rendering services to the Plan shall not be paid or reimbursed by the Company except as agreed upon by the Company.

Section 15.3 - Payments
- ------------   --------

          In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and their officers, directors, employees, owners, agents and representatives.

Section 15.4 - Statement to Participants
- ------------   -------------------------

          Within one hundred eighty days after the end of each Plan Year, the Administrator shall furnish to each Participant and Merged Participant a statement setting forth the value of his Accounts and the Vested percentage thereof and such other information as the Administrator shall deem advisable to furnish.

Section 15.5 - Inspection of Records
- ------------   ---------------------

          Copies of the Plan and any other documents and records which a Participant or Merged Participant is entitled by law to inspect shall be open to inspection by such Participant or Merged Participant or such Participant's or Merged Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company work site at which at least fifty Employees regularly perform services and such other locations as the Secretary of Labor may require.

Section 15.6 - Claims Procedure
- ------------   ----------------

          (a) A claim by a Participant, former Participant, Merged Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

          (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

          (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

          (d) If the claim is wholly or partially denied, the claims official shall, within ninety days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                (i) the specific reason or reasons for such denial,

               (ii) specific references to pertinent Plan provisions on which the denial is based,

              (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

               (iv) an explanation of the Plan's claim review procedure.

          (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his duly authorized representative

               (i) may request a review upon written application to the review official (which shall be filed with it),

               (ii) may review pertinent documents, and

              (iii)   may submit issues and comments in writing.

          (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty days after receipt by the claimant of written notice of denial of his claim.

          (g) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of such request for review.

          (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

          (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 15.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

Section 15.7 - Conflicting Claims
- ------------   ------------------

          If the Administrator is confronted with conflicting claims concerning a Participant's or Merged Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's or Merged Participant's Accounts.

Section 15.8 - Effect of Delay or Failure to Ascertain
- ------------
               Amount Distributable or to Locate Distributee
               ---------------------------------------------

          (a) If an amount payable under Article XI, XII or XIII cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than sixty days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

          (b) If, within one year after a Participant or Merged Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under Section 12.2), his entire distributable interest in the Plan shall be applied to reduce the Company's contribution under

Section 5.1; provided, however, that if the Participant or Merged Participant (or in the case of his death, the person entitled thereto under Section 12.2) makes proper claim therefor under Section 15.6, the amount so forfeited shall be restored to the Participant's or Merged Participant's Account or Accounts, as the case may be, applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

Section 15.9 - Service of Process
- ------------   ------------------

          The Secretary of Avery Dennison Corporation is hereby designated as agent of the Plan for the service of legal process.

Section 15.10 - Limitations Upon Powers of the Administrator
- -------------   --------------------------------------------

          The Plan shall not be operated so as to discriminate in favor of Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants and Merged Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

Section 15.11 - Effect of Administrator Action
- -------------   ------------------------------

          Except as provided in Section 15.6, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants, Merged Participants, the Trustee and any person interested in the Plan or Trust Fund.

Section 15.12 - Contributions to Rollover Accounts
- -------------   ----------------------------------

          (a) A Participant may make a contribution to his Rollover Account if such contribution meets the requirements of this Section and is in accordance with the Rules of the Plan.

          (b) Such contribution will meet the requirements of this Section if

               (i) it is made by the Participant to the Trust in cash in a lump sum, and

               (ii) the amount contributed by the Participant consists of a  an eligible rollover distribution, as defined in Code
                    -
          Section 402(c)(4) and Treas. Reg. Section 1.402(c)-2T from

                         1  a qualified trust (described in Code Section
                         -
               401(a)), or

                         2  an annuity plan (described in Code Section 403(a)),
                         -
               or

                    b  a distribution from an individual retirement account
                    -
          (described in Code Section 408(a)) or an individual retirement annuity (described in Code Section 408(b)); provided that no amount in the account or no part of the value of the annuity, as the case may be, is attributable to any source other than a rollover contribution, as defined in Code Section 402, from a qualified trust (described in Code
          Section 401(a)) or an annuity plan (described in Code Section 403(a)) (and any earnings on such contribution).

          (c) In addition, such contribution will meet the requirements of this
Section if

               (i) the contribution is made within sixty days following the day on which the Participant received the distribution from a qualified trust, annuity plan or individual retirement account or annuity, and

               (ii) such distribution was in the form of money.

          (d) The Administrator may require the Participant to supply information sufficient to determine if his contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

          (e) The Plan will also accept the direct transfer from a plan qualified under Code Section 401(a) of an amount which if paid to the Participant instead of the Plan would have constituted a lump sum distribution within the meaning of Code Section 402(e). The transferred amount shall be credited to the Participant's Rollover Account.

          (f) If the Administrator accepts a contribution or transfer pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Participant.

Section 15.13 - Transfers to Rollover Accounts
- -------------   ------------------------------

          (a) The Administrator may, in its discretion, permit the Plan to accept a direct transfer from a qualified trust (described in Code Section 401(a)) of a Participant's benefits under such trust. Benefits transferred on behalf of a Participant to the Plan under this Section shall be credited to such Participant's Rollover Account or such other Accounts of the Participant as are designated by the Administrator.

          (b) A plan-to-plan transfer under this Section shall satisfy the requirements of Code Sections 411(d)(6) and 414(l) and the Treasury Regulations thereunder.

          (c) If the Administrator causes the Plan to accept a plan-to-plan transfer pursuant to this Section and the Administrator later determines that such transfer was improper, in whole or in part, the Plan shall return to the transferor, or plan the necessary amounts.

Section 15.14 - Loans to Participants or Former Participants
- -------------   --------------------------------------------

          (a) A Participant, Merged Participant, former Participant, Spouse or Beneficiary ("Borrower") may borrow against his PTS Account, Company Contributions Account, Qualified Account, ATS Account or Prior Account and/or other Accounts with the approval of the Administrator in accordance with the provisions of subsection (b).

          (b) The Administrator shall establish by Rules of the Plan the requirements for loans from the Trust Fund and conditions therefor. Such Rules of the Plan shall be consistent with the following requirements:

               (i) The Borrower must be a "party in interest" within the meaning of ERISA Section 3(14) on the date the loan is made.

               (ii) Loans shall not be made available to an individual who is an owner-employee (as defined in Code Section 401(c)(3)) of the Company or a Company Affiliate or a shareholder-employee (as defined in Code Section 1379(d)) of the Company or a Company Affiliate or a member of the family (as defined in Code Section 267(c)(4)) of an owner-employee or shareholder-employee.

               (iii) The minimum amount which a Borrower may borrow at any one time under this Section is $1,000.00.

               (iv) The maximum amount which a Borrower may borrow from the Trust Fund shall be an amount which when added to the outstanding balance of all other loans from the Plan and from other qualified plans of the Company or a Company Affiliate does not exceed the lesser of a  $50,000 reduced by the excess (if any) of
                    -

                         1  the highest outstanding balance of loans from the
                         -
               Plan during the one year period ending on the day before the date on which the loan is made, over

                         2  the outstanding balance of loans from the Plan on
                         -
               the date on which such loan was made; or

                    b  half of his Vested interest in all of his Accounts.
                    -

               (v) Loans shall not be made to a Borrower under this Section more frequently than at six-month intervals. A Borrower may not have more than two loans outstanding at any time.

               (vi) Such loans must be available to all Borrowers on a reasonably equivalent basis.

               (vii) The Vested percentage of a Borrower's PTS Account, Company Contributions Account, Qualified Account, ATS Account or Prior Account which is made available for borrowing shall not be higher for Participants, Merged Participants or former Participants who are Highly Compensated Employees, officers or shareholders than for other Borrowers.

               (viii) Such loans shall be made upon promissory notes providing for substantially level amortization (with regular payments by payroll deduction each Payday for a Participant or by direct payments if the Participant does not have a sufficient paycheck on any Payday). A Merged Participant, former Participant, Spouse or Beneficiary shall make arrangements for regular direct payments on such loans with the Administrator as provided in the Rules of the Plan. Should the Administrator determine that any such payroll deduction or other payments are prevented by reason of the application of any law (including bankruptcy law) or if such other payments are not made, then, to the maximum extent permitted by law, the promissory note (or portion thereof) shall be distributed to the Participant on account of Hardship pursuant to Section 9.4(g).

               (ix) Each such loan shall be secured by half of the Vested interest in the Borrower's Accounts, including any such portion of a Borrower's Accounts which is credited after the date of the loan. For purposes of Articles XI, XII and XIII, the distributable balance of such Accounts shall be reduced by the unpaid balance of the loan secured by such Accounts.

               (x) Each such loan shall bear a reasonable interest rate, which shall be commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The Administrator may adopt a national or regional rate of interest for this purpose.

               (xi) Each such loan shall be repaid within five years unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Borrower.

               (xii) The promissory note on any such loan shall be an investment of the affected Accounts of the Borrower receiving such loan and not an investment of the Trust Fund generally.

     Section 15.15 - Distributions Pursuant to Qualified
     -------------   -----------------------------------
                     Domestic Relations Orders
                     -------------------------

          Notwithstanding any other provision of the Plan to the contrary, upon receipt by the Administrator of a domestic relations order, as defined in Code
Section 414(p), which, but for the time of required payment to the alternative payee, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.

Section 15.16 - Correction of Administrative Error; Special Contribution
- -------------   --------------------------------------------------------

          Notwithstanding anything to the contrary herein contained, if the Administrator determines that an error has been made in crediting contributions or earnings to the Accounts of any Participant, Merged Participant or former Participant, the Company may make a special contribution to the Accounts of said Participant or Merged Participant and the Administrator may take any other administrative action which it deems necessary or appropriate to correct such error.

Section 15.17 - Direct Rollovers
- -------------   ----------------

          Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Distributee in a Direct Rollover.


                                  ARTICLE XVI

                          TERMINATION, DISCONTINUANCE,
                      AMENDMENT, MERGER, ADOPTION OF PLAN
                      -----------------------------------

Section 16.1 - Termination of Plan; Discontinuance of Contributions
- ------------   ----------------------------------------------------

          (a) The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

               (i) An allocation of amounts being held under Section 18.4(b) shall be made in accordance with Section 18.4(c).

               (ii) For each Participant or Merged Participant who is then an Employee or employed by a Company Affiliate with respect to whom the Plan is terminated, the interest in his ESOP Account, if any, including his interest in the forfeitures (which shall be applied under Section 6.9), shall become fully Vested.

               (iii) The Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

               (iv) Provided that the Company or a Company Affiliate does not maintain another defined contribution plan other than an employee stock ownership plan (as defined in Code Section 4975(e)(7)), such distributions shall be made in the manner prescribed by Section 13.1(a), assuming for such purpose that each person entitled to a distribution under the Plan is a Participant or Merged Participant who has had a Separation from the Service due to resignation or discharge on the date of termination.

          (b) The Board shall have the right to direct any Company:

               (i) not to make the contribution necessary to provide the Trust with funds sufficient to pay its Current Obligations (including principal, interest and any acquisition charges) and/or

               (ii) to inform the Trustee that the Company does not intend to make any future contributions to the Trust.

In the event that the Board has given the direction specified in subparagraph
(i) the Administrator shall direct the Trustee, pursuant to Section 1.14 of the Trust Agreement, to sell such portion of the Company Stock held in the Suspense Account as is necessary for the Trust to pay such Current Obligations. In the event that the Board has given the direction specified in subparagraph (ii), the Administrator shall direct the Trustee to sell such portion of such Company Stock as is sufficient to pay such portion (or all) of the debt obligation of the Trust incurred in connection with the Trust's acquisition of Leveraged Company Stock, as the Administrator in its sole discretion deems appropriate.
If all of the Company Stock held in the Suspense Account is sold, the Administrator shall have the option to declare that the Plan shall no longer constitute an employee stock ownership plan. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all ESOP Accounts shall thereupon become fully Vested.

Section 16.2 - Amendment of Plan
- ------------   -----------------

          As limited in Section 16.1 of the Plan and Section 7.02 of the Trust Agreement, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Board; provided, however, that no amendment shall decrease the Vested percentage any Participant or Merged Participant has in his Accounts or his accrued benefit.

Section 16.3 - Retroactive Effect of Plan Amendment
- ------------   ------------------------------------

          (a) No Plan amendment, including this amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant or Merged Participant whose Separation from the Service preceded the date such amendment became effective unless and until he becomes or again becomes a Participant and additional contributions are allocated to him.

          (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

          (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

Section 16.4 - Consolidation or Merger; Adoption of Plan by Other Companies
- ------------   ------------------------------------------------------------

          (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and, if deemed appropriate, by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If, within ninety days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 16.1.

          (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant, Merged Participant or former Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

          (c) Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrator and to the Trustee by its duly authorized officers.


                                  ARTICLE XVII

                             SALE OF COMPANY STOCK
                             ---------------------

Section 17.1 - Option to Sell Shares of Company Stock
- ------------   --------------------------------------

          Solely in the event that a Participant or Merged Participant receives a distribution consisting in whole or in part of Company Stock that at the time of distribution thereof is not Freely Tradeable Stock, then such distributed Company Stock shall be made subject to a put option in the hands of a Qualified Holder, with such put option to be subject to the following provisions:

               (a) During the sixty day period following any distribution of such Company Stock, a Qualified Holder shall have the right to require the Company to purchase all or any portion of said distributed Company Stock held by said Qualified Holder. A Qualified Holder shall exercise such right by giving written notice, within the aforesaid sixty day period, to the Company of the number of shares of distributed Company Stock that such Qualified Holder intends to sell to the Company. The purchase price to be paid for any such Company Stock shall be its fair market value determined as of the most recent valuation in accordance with the valuation rules specified in Section 8.1.

               (b) If a Qualified Holder shall fail to exercise his put option right under subsection (a), he shall have the right to exercise such option in the first sixty day period of the next following Plan Year. If a Qualified Holder shall fail to exercise his put option in the next succeeding Plan Year, such option right shall expire and the Qualified Holder shall have no further right to require the Company to purchase such distributed Company Stock.

               (c) In the application of subsections (a) and (b), the period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

               (d) In the event that a Qualified Holder shall exercise a put option under this Section, then the Company shall have the option of paying the purchase price of the Option Stock under either of the following methods:

                    (i) A lump sum payment of the purchase price within ninety days after the date upon which such put option is exercised (the "Exercise Date") or

                   (ii) A series of six or less equal installment payments, with the first such payment to be made within thirty days after the Exercise Date and the five or correspondingly less remaining payments to be made on the five or less anniversary dates of the Exercise Date, so that the full amount shall be paid as of the fifth or earlier anniversary of such Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this paragraph (ii), then the

          Company shall, within 30 days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, state a reasonable rate of interest and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

               (e) The protections and rights provided in this Section are nonterminable and continue to exist notwithstanding the repayment of any loan, the proceeds of which are used to purchase Leveraged Company Stock and notwithstanding the cessation of the Plan's status as an employee stock ownership plan.

               (f) The foregoing put options under subsections (a) and (b) shall be effective solely against the Company and shall not obligate the Plan in any manner, provided, however, with the Company's consent the Plan may elect to purchase any Company Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option.

               (g) Except as is expressly provided hereinabove with respect to any distributed Leveraged Company Stock that is not Freely Tradeable Stock, no such Leveraged Company Stock shall be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not at such time the Plan constitutes an employee stock ownership plan and whether or not the loan used to acquire such Leveraged Company Stock shall have been repaid.

               (h) At the time of distribution of Company Stock that is not Freely Tradeable Stock to an Employee or Beneficiary, the Company shall furnish to such Employee or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such stock. In addition, the Company shall furnish to such Participant, Merged Participant or Beneficiary a copy of each subsequent annual certificate of value until the put options provided for in this Section with respect to such distributed Company Stock shall expire.

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 18.1 - Identification of Fiduciaries
- ------------   -----------------------------

          (a) The Administrator (with respect to control and management of Plan assets and in general) and the Trustee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

          (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

Section 18.2 - Allocation of Fiduciary Responsibilities
- ------------   ----------------------------------------

          (a) Fiduciary responsibilities under the Plan are allocated as follows:

               (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

               (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 16.1, 16.2 and 16.4.

               (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

               (iv) Each Participant shall be a named fiduciary for purposes of
     Section 403(a) of ERISA but solely with respect to the issuance of instructions to the Trustee

                    A  to tender or not to tender the Company Stock representing
                    -
          the proportionate share in the Company Stock Fund of the Participant's Accounts, or the Company Stock credited to his Stock Accounts, pursuant to Section 1.11 of the Trust Agreement, and

                    B  to vote such shares, pursuant to Section 18.5
                    -

               (v) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with Section 15.1(a)(viii).

          (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 18.1 by amending the Plan in the manner prescribed in Section 16.2 followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

Section 18.3 - Limitation on Rights of Employees
- ------------   ---------------------------------

          The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees, Participants or Merged Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

Section 18.4 - Limitation on Annual Additions; Treatment
- ------------   -----------------------------------------
               of Otherwise Excessive Allocations
               ----------------------------------

          (a) In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. (S) 1.415-

2(b)), the Annual Addition of a Participant shall not exceed the least of

               (i) twenty-five percent of such Participant's Statutory Compensation for such Plan Year,

               (ii) $30,000.00 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), or

             (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by Section 1106(i)(4) of the Tax Reform Act of 1986 and Code Section 415(e)).

          (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from

               (i) his Unmatched ATS or PTS contributions for such Plan Year, and

              (ii) his Basic ATS or PTS contributions for such Plan Year (with proportionate reductions in Company Contributions Accounts and ESOP Accounts as appropriate),

in such order. The portion of such amount attributable to his ATS contributions (but excluding any income thereon) and his Deferred Compensation first shall, to the extent allowed by law, be refunded to him, and otherwise any necessary remainder (including any income on his personal contributions which were refunded to him under this paragraph) to the extent allowed by Section 403 of ERISA, shall be returned to the Company and recontributed (either directly or pursuant to the mechanism of Sections 5.1(c) and 6.3(b) for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Company Contributions Accounts and ESOP Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection (a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company or personal contributions.

          (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company, as provided in the Trust Agreement.

Section 18.5 - Voting Rights
- ------------   -------------

          Except as otherwise required by ERISA, the Code and applicable Treasury Regulations, all voting rights of shares of Company Stock held in the Trust Fund shall be exercised by the Trustee only as directed by the Administrator, the Participants or Merged Participants or their Beneficiaries in accordance with the following provisions of this Section 18.5:

               (a) With respect to all corporate matters submitted to the Company's shareholders, Company Stock held by the Trust in the Company Stock Fund or Stock Accounts shall be voted in accordance with the directions of the Participants and Merged Participants (as communicated to the Trustee) in proportion to the sum of the value of the investment of their Accounts in the Company Stock Fund and the value of the shares allocated to their Stock Accounts. If this Section 18.5(a) applies to shares of Company Stock allocated to the account of a deceased Participant or Merged Participant, such Participant's or Merged Participant's Beneficiary shall be entitled to direct the voting with respect to such shares as if such Beneficiary were the Participant or Merged Participant.

               (b) At least thirty days before each annual or special shareholders' meeting of the Company (or, if such schedule cannot be met, as early as practicable before such meeting), the Trustee shall furnish to each Participant or Merged Participant a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the Participant's or Merged Participant's proportionate voting rights are to be exercised. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares of Company stock to give effect to the greatest extent possible to Participants' or Merged Participants' instructions) shall vote as instructed. The instructions received by the Trustee from Participants or Merged Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including officers or Employees of the Company, or of any other company. The Trustee and the Company shall not make recommendations to Participant or Merged Participants on whether to vote or how to vote, other than recommendations contained in proxy and other materials that are generally distributed to all shareholders of the Company with respect to such vote. If voting instructions for shares of Company Stock allocated to any Participant or Merged Participant are not timely received for a particular shareholders' meeting, such shares of Company Stock shall not be voted.

          (c) The Trustee shall vote shares of Company Stock allocated to the Suspense Account (or held by the Trust but not otherwise described in subsection (a)) in the same proportion as Company Stock with respect to which voting instructions are received is voted.

Section 18.6 - Delays in Payment
- ------------   -----------------

     If any Participant or Merged Participant would incur any liability pursuant to Section 16(b) of the Securities Exchange Act of 1934 by reason of his receipt of any distribution hereunder, then, notwithstanding any other Plan provision, such Participant or Merged Participant shall have the option to delay such distribution for such reasonable period of time as shall be necessary to avoid such liability.

Section 18.7 - Restriction on Leveraged Company Stock
- ------------   --------------------------------------

     Except as otherwise provided herein, no Leveraged Company Stock may be subject to a put, call, or other option or a buy-sell or similar arrangement while held by and when distributed from the Plan.

Section 18.8 - Governing Law
- ------------   -------------

     The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Merged Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state of residence of the Participant in question, or if none, the state in which the principal office of the Administrator is located shall apply.

     Section 18.9 - Genders and Plurals
     ------------   -------------------

               Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     Section 18.10 - Titles
     -------------   ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

     Section 18.11 - References
     -------------   ----------

               Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

               Executed at Pasadena, California, this ____ day of July, 1993.


                                    AVERY DENNISON CORPORATION


                                    By ______________________________
                                              Officer

                                  SUPPLEMENT A

          This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger into the Plan of the Employee Stock Ownership Plan of Avery International effective July 31, 1987. It shall apply only to PAYSOP Participants and those who are not PAYSOP Participants only because they are Participants.

          The profit-sharing portion of the Plan shall include the PAYSOP Accounts.

Section A1.1 - Accounts
- ------------   --------

          "Accounts" of a Participant or PAYSOP Participant shall include his PAYSOP Account.

Section A1.2 - Merged Participant
- ------------   ------------------

          "Merged Participant" shall include a PAYSOP Participant.

Section A1.3 - PAYSOP
- ------------   ------

          "PAYSOP" shall mean the Employee Stock Ownership Plan of Avery International which was merged into the Plan effective July 31, 1987.

Section A1.4 - PAYSOP Account
- ------------   --------------

          "PAYSOP Account" shall mean the individual account in the Plan established for a Participant or PAYSOP Participant as a result of the merger of the PAYSOP into the Plan effective July 31, 1987 which consists of the contributions of the Company to such Participant's Stock Ownership Account established pursuant to the PAYSOP in accordance with Section 5.1 thereof.

Section A1.5 - PAYSOP Participant
- ------------   ------------------

          "PAYSOP Participant" shall mean any person who is not a Participant in the Plan, but was a Participant in the PAYSOP, for whom the Company maintains a PAYSOP Account.

Section A1.6 - Stock Accounts
- ------------   --------------

          A "Stock Account" of a Participant or PAYSOP Participant shall include his PAYSOP Account.

Section A6.10 - Diversification
- -------------   ---------------

          (c) (i) For purposes of this Section, a "Qualified Participant" is a Participant or PAYSOP Participant who has attained age fifty-five and completed ten years of combined participation in the

     PAYSOP and the Plan. A Participant or PAYSOP Participant shall be treated as having completed ten combined years of participation in the PAYSOP and the Plan upon the tenth anniversary of the earlier of

               A the day he first became a participant under the PAYSOP, and
               -

               B the day he first became a Participant pursuant to Section 2.1
               -
          or, if later, the ESOP Effective Date.

                                   * * * * *

          References in the following Sections of the Plan to "Participants" shall be deemed to include PAYSOP Participants:

1.13 (Cash Account), 1.61 (Qualified Holder), 1.69 (Stock Account), 6.4, 6.6, 6.8, 6.10, 8.1, and 18.2.

                                  SUPPLEMENT B

          This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger into the Plan of the Profit-Sharing Plan for Employees of White Graphic Systems, Inc. effective July 31, 1987. It shall apply only to White-Graphic Participants and those who are not White-Graphic Participants only because they are Participants.

          The profit-sharing portion of the Plan shall include the White Graphic Accounts.

Section B1.1 - Accounts
- ------------   --------

          "Accounts" of a Participant or White Graphic Participant shall include his White Graphic Account.

Section B1.2 - Hour of Service
- ------------   ---------------

          For purposes of Section 1.37 any reference to the "Company" with respect to periods prior to August 1, 1987 shall include White Graphic Systems, Inc.

Section B1.3 - Merged Participant
- ------------   ------------------

          "Merged Participant" shall include a White Graphic Participant.

Section B1.4 - White Graphic Account
- ------------   ---------------------

          "White Graphic Account" shall mean the individual account in the Plan established for a Participant or White Graphic Participant as a result of the merger of the White Graphic Plan into the Plan effective July 31, 1987.

Section B1.5 - White Graphic Participant
- ------------   -------------------------

          "White Graphic Participant" shall mean any person who is not a Participant in the Plan, but was a Participant in the White Graphic Plan for whom the Company maintains a White Graphic Account.

Section B1.6 - White Graphic Plan
- ------------   ------------------

          "White Graphic Plan" shall mean the Profit-Sharing Plan for Employees of White Graphic Systems, Inc.

                                  SUPPLEMENT C

          This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger into the Plan of the Profit-Sharing Plan of Kingsbacher-Murphy Company effective March 1, 1993. It shall apply only to Kingsbacher-Murphy Participants and those who are not Kingsbacher-Murphy Participants only because they are Participants.

          The profit-sharing portion of the Plan shall include the Kingsbacher-Murphy Accounts.

Section C1.1 - Accounts
- ------------   --------

          "Accounts" of a Participant or Kingsbacher-Murphy Participant shall include his Kingsbacher-Murphy Account.

Section C1.2 - Kingsbacher-Murphy Account
- ------------   --------------------------

          "Kingsbacher-Murphy Account" shall mean the individual account in the Plan established for a Participant or Kingsbacher-Murphy Participant as a result of the merger of the Kingsbacher-Murphy Plan into the Plan effective March 1, 1993, and shall consist of his Kingsbacher-Murphy Rollover Account, if any, and his Kingsbacher-Murphy Profit-Sharing Account.

Section C1.3 - Kingsbacher-Murphy Participant
- ------------   ------------------------------

          "Kingsbacher-Murphy Participant" shall mean any person who is not a Participant in the Plan, but was a Participant in the Kingsbacher-Murphy Plan for whom the Company maintains a Kingsbacher-Murphy Account.

Section C1.4 - Kingsbacher-Murphy Plan
- ------------   -----------------------

          "Kingsbacher-Murphy Plan" shall mean the Profit-Sharing Plan of Kingsbacher-Murphy Company.

Section C1.5 - Kingsbacher-Murphy Profit-Sharing Account
- ------------   -----------------------------------------

          "Kingsbacher-Murphy Profit-Sharing Account" of a Participant or a Kingsbacher-Murphy Participant shall mean that portion of his Kingsbacher-Murphy Account consisting of contributions to his Profit-Sharing Account established pursuant to the terms of the Kingsbacher-Murphy Plan.

Section C1.6 - Kingsbacher-Murphy Rollover Account
- ------------   -----------------------------------

          "Kingsbacher-Murphy Rollover Account" of a Participant or a Kingsbacher-Murphy Participant shall mean that portion of his Kingsbacher-Murphy Account consisting of contributions to his Rollover Account, if any, established pursuant to the terms of the Kingsbacher-Murphy Plan.

 Section C1.7 - Merged Participant
 ------------   ------------------

          "Merged Participant" shall include a Kingsbacher-Murphy Participant.

                                  SUPPLEMENT D

          This Supplement contains provisions which modify and supplement the Plan in order to effectuate the transfer into the Plan of the accounts of certain employees under The Dennison Manufacturing Company Pre-Tax Investment Plus Plan and The Avery Dennison Office Products Company Pre-Tax Investment Plus Plan, effective at the close of business May 31, 1993. It shall apply only to Dennison 401(k) Participants and those who are not Dennison 401(k) Participants only because they are Participants.

          Pursuant to this transfer of accounts, amounts held in the "Deferred Compensation Account," "Matching Account," "Qualified Account" and "Rollover Account" of each Participant and Dennison 401(k) Participant under the Dennison 401(k) Plans were transferred to the Unmatched PTS Account, Company Contributions Account, Qualified Account and Dennison 401(k) Rollover Account, respectively, under the Plan.

          The profit-sharing portion of the Plan shall include the Dennison 401(k) Rollover Accounts.

Section D1.1 - Accounts
- ------------   --------

          "Accounts" of a Participant or Dennison 401(k) Participant shall include his Dennison 401(k) Rollover Account.

Section D1.2 - Dennison 401(k) Participant
- ------------   ---------------------------

          "Dennison 401(k) Participant" shall mean any person who is not a Participant in the Plan, but one or more of whose accounts in one of the Dennison 401(k) Plans was transferred hereto.

Section D1.3 - Dennison 401(k) Plans
- ------------   ---------------------

          "Dennison 401(k) Plans" shall mean The Dennison Manufacturing Company Pre-Tax Investment Plus Plan and The Avery Dennison Office Products Company Pre-Tax Investment Plus Plan.

Section D1.4 - Dennison 401(k) Rollover Account
- ------------   --------------------------------

          "Dennison 401(k) Rollover Account" shall mean the individual account in the Plan established for a Participant or Dennison 401(k) Participant as a result of the transfer of accounts from the Dennison 401(k) Plans to the Plan effective as of May 31, 1993.

Section D1.5 - Merged Participant
- ------------   ------------------

          "Merged Participant" shall include a Dennison 401(k) Participant.

Section D9.3 - Withdrawals from Dennison 401(k) Rollover Accounts
- ------------   --------------------------------------------------

          A Participant or Dennison 401(k) Participant may elect in writing in accordance with the Rules of the Plan to make a lump sum withdrawal of all or any portion of the amount credited to his Dennison 401(k) Rollover Account.

Section D9.6 - Withdrawals Upon Attainment of Age Fifty Nine and One Half
- ------------   ----------------------------------------------------------

          A Participant or Dennison 401(k) Participant who remains in the employ of the Company after attaining age fifty nine and one half may elect in writing in accordance with the Rules of the Plan to receive a distribution of all or any portion of his Dennison 401(k) Rollover Account in one lump sum. Such distributions shall not be made more frequently than at twelve month intervals.

Section D15.14 - Loans to Participants and Dennison 401(k) Participants
- --------------   ------------------------------------------------------

          A Participant or Dennison 401(k) Participant may borrow against his Dennison 401(k) Rollover Account with the approval of the Administrator in accordance with the provisions of subsection (b).

                                  SUPPLEMENT E

          This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger into the Plan of The Dennison Employee Stock Ownership Plan, effective at the close of business May 31, 1993. It shall apply only to Dennison ESOP Participants and those who are not Dennison ESOP Participants only because they are Participants.

          The leveraged ESOP portion of the Plan shall include the Dennison ESOP Accounts.

Section E1.1 - Accounts
- ------------   --------

          "Accounts" of a Participant or Dennison ESOP Participant shall include his Dennison ESOP Account.

Section E1.2 - Change in Control
- ------------   -----------------

          "Change in Control" shall mean,

               (a) The acquisition (other than from Dennison Manufacturing Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (excluding, for this purpose, Dennison Manufacturing Company or its subsidiaries, or any employee benefit plan of Dennison Manufacturing Company or its subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of Dennison Manufacturing Company or the combined voting power of the then outstanding voting securities of Dennison Manufacturing Company entitled to vote generally in the election of directors of Dennison Manufacturing Company; or

               (b) Individuals, who as of January 1, 1990, constitute the Board of Directors of Dennison Manufacturing Company (as of January 1, 1990, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Dennison Manufacturing Company, provided that any person becoming a director subsequent to January 1, 1990 whose election, or nomination for election by the shareholders of Dennison Manufacturing Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Dennison Manufacturing Company, as such terms are sued in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

               (c) Consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of Dennison Manufacturing Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Dennison Manufacturing Company or of the sale of all or substantially all of the assets of Dennison Manufacturing Company.

Section E1.3 - Dennison ESOP Participant
- ------------   -------------------------

          "Dennison ESOP Participant" shall mean any person who is not a Participant in the Plan, but was a Participant in the Dennison ESOP, for whom the Company maintains a Dennison ESOP Account.

Section E1.4 - Dennison ESOP
- ------------   -------------

          "Dennison ESOP" shall mean The Dennison Employee Stock Ownership Plan.

Section E1.5 - Dennison ESOP Account
- ------------   ---------------------

          "Dennison ESOP Account" shall mean the individual account in the Plan established for a Participant or Dennison ESOP Participant as a result of the merger of the Dennison ESOP into the Plan effective May 31, 1993.

Section E1.6 - Disability Retirement Date
- ------------   --------------------------

          "Disability Retirement Date" of a Participant or Dennison ESOP Participant shall mean the date of his Separation from the Service (prior to his Normal Retirement Date) authorized by the Administrator upon its finding, based on competent medical evidence and determined under the Company's medical leave policy, that he, as a result of mental or physical disease or condition, will be unable properly to fulfill his assigned duties.

Section E1.7 - Leveraged Company Stock
- ------------   -----------------------

          "Leveraged Company Stock" shall include Company Stock treated as "Leveraged Company Stock" under the provisions of the Dennison ESOP as of its merger into this Plan.

Section E1.8 - Merged Participant
- ------------   ------------------

          "Merged Participant" shall include a Dennison ESOP Participant.

Section E1.9 - Normal Retirement Date
- ------------   ----------------------

          "Normal Retirement Date" of a Participant or Dennison ESOP Participant, but only with respect to his Dennison ESOP Account, shall mean the first day of the calendar month coincident with or next following the earlier of

          (a) his sixty-fifth birthday, or

          (b) his fifty-fifth birthday and his completion of five Years of Vesting Service.

Section E1.10 - Stock Account
- -------------   -------------

          "Stock Account" of a Participant or Dennison ESOP Participant shall include his Dennison ESOP Account.

Section E1.11 - Years of Vesting Service
- -------------   ------------------------

          "Years of Vesting Service" shall include all service treated as "Vesting Service" under the provisions of the Dennison ESOP as of May 31, 1993, as well as all service otherwise so treated under the provisions of the Plan.

Section E6.10 - Diversification
- -------------   ---------------

          (c) (i) For purposes of this Section, a "Qualified Participant" shall include a Participant or Dennison ESOP Participant who has attained age fifty-five and completed ten years of combined participation in the Dennison ESOP and the Plan. A Participant or Dennison ESOP Participant shall be treated as having completed ten years of combined participation in the Dennison ESOP and the Plan upon the tenth anniversary of the day he first became a Participant pursuant to Section 2.1 or, if earlier, a participant under the Dennison ESOP.

Section E9.1 - Vesting of Accounts
- ------------   -------------------

          (a) Except as provided in Section E14.4(a) and subsection (b), a Participant's or Dennison ESOP Participant's Dennison ESOP Account shall not be Vested until he completes three Years of Vesting Service at which time it shall become fully Vested.

          (b) The interest of a Participant or Dennison ESOP Participant in his Dennison ESOP Account shall become fully Vested upon the earliest to occur of

               (i)  it becoming fully Vested under the terms of the Dennison
     ESOP,

               (ii)  his death,

               (iii)  his Normal Retirement Date,

               (iv)  his Disability Retirement Date,

               (v)  a Change in Control, or

               (vi)  the termination or discontinuation of the Plan under
     Section 16.1,

if he is then an affected Employee or employed by a Company Affiliate.

Section E9.6 - Withdrawal After Ten Years of Vesting Service
- ------------   ---------------------------------------------

          Notwithstanding any contrary provision of the Plan, any Participant or Dennison ESOP Participant who has accrued ten or more Years of Vesting Service at the end of any Plan Year may, without a Separation from the Service and during his continued participation in the Plan, elect to receive a distribution of up to 10% (determined in increments of 1%) of the amount credited to his Dennison ESOP Account in one lump sum distribution in the form of cash or stock to the extent permitted by Section 11.3(b)(i) in accordance with Section 11.3(a).

Section E13.1 - Distribution on Resignation or Discharge
- -------------   ----------------------------------------

          (b) if the Vested amount credited to his Dennison ESOP Account exceeds $3,500 (or exceeded such amount at the time of a prior distribution), payment of such amount under any installment option then available under Section 11.3;

Section E13.2 - Forfeitures
- -------------   -----------

          (a) If a Participant or Dennison ESOP Participant has a Separation from the Service due to resignation or discharge, the portions of his Dennison ESOP Account which are not Vested shall be forfeited upon his completion of five consecutive Break in Service Years. Pending application under Section 6.9, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 18.4.

          (b) If a Participant or Dennison ESOP Participant has a Separation from the Service prior to becoming Vested in any portion of his Dennison ESOP Account, a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

Section E13.3 - Restoration of Forfeitures
- -------------   --------------------------

          If a Participant or Dennison ESOP Participant whose Dennison ESOP Account is not then fully Vested

               (a) has a Separation from the Service,

               (b) suffers a forfeiture under Section E13.2 of the portion of such Account which is not Vested,

               (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years, and

               (d) repays to the Plan the full amount, if any, distributed to him from such Accounts before the end of his fifth consecutive Break in Service Year or, if earlier, the fifth anniversary of his reemployment, then the amount forfeited under Section E13.2 by such Participant or Dennison ESOP Participant and any interest thereon shall be restored to his Dennison ESOP Account, applying forfeitures pending reallocation and Company contributions, in that order, as necessary.

Section E14.3 - Vesting
- -------------   -------

          (a) For any Plan Year in which the Plan is Top Heavy, the Vested percentage of the Dennison ESOP Account of each Participant or Dennison ESOP Participant who completes an Hour of Service in such Plan Year shall be the percentage of such Account shown on the following table:

          Years of Vesting Service      Vested Percentage
          ------------------------      -----------------
          less than 2                           0%
                    2                          20%
                    3                         100%.

          (b) The Vested percentage of a Participant's or Dennison ESOP Participant's Dennison ESOP Account shall be not less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was Top Heavy.

          (c) For any Plan Year in which the Plan is not Top Heavy which follows one or more Plan Years for which the Plan has been Top Heavy, Section E9.1 shall again become applicable as an amendment to the Plan; thus, each Participant or Dennison ESOP Participant who has had his Vested percentage computed under subsection (a) and who has completed at least one Year of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top Heavy. Such Participant or Dennison ESOP Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top Heavy and ending no later than the later of

                (i) the sixtieth day of such Plan Year, or

               (ii) a date which is sixty days after the day the Participant or Dennison ESOP Participant is issued written notice of his right to make such election by the Administrator.


Section E16.1 - Termination of Plan; Discontinuance of Contributions
- -------------   ----------------------------------------------------

          (a) (ii) For each Participant or Dennison ESOP Participant who is then an Employee or employed by a Company Affiliate with respect to whom the Plan is terminated, the interest in his Dennison ESOP Account, if any, including his interest in the forfeitures (which shall be applied under Section 5.4), shall become fully Vested.

                                   * * * * *

          References in the following Sections of the Plan to "Participants" shall be deemed to include Dennison ESOP Participants:

1.13 (Cash Account), 1.61 (Qualified Holder), 1.69 (Stock Account), 6.4, 6.6, 6.8, 6.9, 8.1, and 18.2.

                                   EXHIBIT 1

                                Effective Dates

          The provisions of the Plan are generally effective as of June 1, 1993. However, the provisions set forth below are effective as follows:

               Sections                              Effective Date
- --------------------------------------   --------------------------------------

4.1                                      December 1, 1989

6.10, A6.10, E6.10                       January 1, 1987

11.3(b)(ii)                              January 1, 1989

14.1(b)(viii)                            December 1, 1989

15.12                                    January 1, 1993 except as it relates
                                         to the ability of Participants to
                                         make rollover contributions to the
                                         Plan from qualified plans other than
                                         those maintained by the Company or a
                                         Company Affiliate which shall be
                                         effective December 1, 1987

15.13                                    Distributions made on or after
                                         January 1, 1993

Additional Effective Dates
- --------------------------

1.   Supplements A and B shall be effective as of July 31, 1987.

2.   Supplement C shall be effective as of March 1, 1993.

3.   Supplements D and E shall be effective as of May 31, 1993.

4. For Plan Years beginning December 1, 1987 and before June 1, 1992, the qualified cash or deferred arrangement in the Plan shall be administered so as to operate in accordance with a reasonable interpretation of the rules set forth in Code Section 401(k) and 401(m)(as in effect during such years).

                                   EXHIBIT 2

                         Non-Participating Union Groups

          A. The following Bargaining Units are covered by collective bargaining agreements not providing for coverage under this Plan:

          -  Graphic Communications International Union, Local 600

          -  Graphic Communications International Union, Local 48-B

          B. The following Bargaining Units are not covered by collective bargaining agreements providing for coverage under this Plan:

          - Employees of Avery Dennison Office Products Company classified as Cylinder Handlers